STATE STREET RESEARCH
                                  Capital Fund

        An aggressive growth fund investing in a broad range of stocks.

                                   Prospectus
                                February 1, 1998

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.


                      [Graphic of Boston's Custom House]

                             Who May Want to Invest

State Street Research Capital Fund is designed for investors who seek one or more of the following:

[bullet] an aggressive stock fund for a long-term goal
[bullet] a fund to complement a portfolio of more conservative investments [bullet] a fund with the flexibility to emphasize different sizes of companies during different markets

The fund is NOT appropriate for investors who:

[bullet] want to avoid high volatility or possible losses
[bullet] are making short-term investments
[bullet] are investing emergency reserve money
[bullet] are seeking regular income

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

                                  Contents                                     1

        2    Capital Fund
               The fund's goal and strategy, main risks, expenses and performance, plus financial highlights

        12   Your Account
               Managing your State Street Research investments

        12   Opening an Account
        12   Choosing a Share Class
        14   Sales Charges
        16   Policies for Buying Shares
        18   Policies for Selling Shares
        20   Account Policies
        21   Distributions and Taxes
        23   Investor Services

        24   Fund Details
               The fund's business structure and dealer compensation, plus additional policies

        26   Other Securities and Risks
                Information on additional portfolio securities and practices, and the risks associated with them

        Back Cover For Additional Information

2                               Capital Fund

[Chesspiece Graphic] Goal and Strategy

Fundamental Goal The fund seeks to provide maximum capital appreciation by investing primarily in common and preferred stocks and convertible debt securities of emerging growth companies and companies considered to be undervalued special situations, as determined by the fund's investment manager.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in stocks and other securities as described above.

In selecting stocks, the fund combines elements of growth investing and value investing, focusing its attention on companies of any size that appear to fall into one or both of the following categories:

[bullet] less mature companies with the potential for rapid growth

[bullet] companies whose unusual circumstances have not been fully recognized by the market

The fund uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings, attractive valuations and strong management teams. At different times, the fund may emphasize a particular size or type of company.

The fund reserves the right to invest up to 35% of total assets in other securities. These may include other types of stocks, such as those of more mature companies or so-called blue-chip companies. They may also include U.S. government securities, as well as bonds rated investment-grade at the time of purchase and their unrated equivalents.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

[sidebar text]

[Magnifying Glass Graphic] Emerging Growth and Special Situation Companies

Over the long term, emerging growth stocks have generally offered greater risks and greater rewards than the stock market as a whole.

During good economic periods, these companies have the potential to grow more quickly than others because they are typically in growing industries and may have innovative products or services and strong, entrepreneurial leaders. In poor or uncertain economic periods, however, emerging growth stocks may tumble as investors abandon them in search of companies with the resources and the broad business lines to weather hard times.

Special situations are companies whose current status is strongly influenced by events outside the normal course of business, such as a potential corporate restructuring or a strategic business alliance. Stocks of these companies often trade at what appears to be less than their true worth. The fund emphasizes special situation stocks on the theory that they may be positioned to rise in value in the near future as investors come to recognize that the company's situation is improving.

[end of sidebar text]

4                           Capital Fund continued

[Traffic Sign Graphic] Portfolio Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Emerging growth stocks can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. With special situation stocks, the main risk is that they may not achieve their expected value because events do not materialize as anticipated. During times of high volatility, the fund may have difficulty finding buyers for portfolio securities.

Because of these and other risks, the fund may underperform certain other stock funds (such as index funds or those emphasizing dividend stocks) during periods when emerging growth or special situation stocks are out of favor. The success of the fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the stocks it buys.

The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the fund's brokerage costs and may increase your tax liability.

Information on other securities and risks appears on page 26.

[Thinker Graphic] Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $47 billion in assets under management (as of December 31, 1997), including more than $14 billion in mutual funds.

Richard J. Jodka has been responsible for the fund's day-to-day portfolio management since February 1998. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1968.

                                Investor Expenses                              5

Shareholder fees are paid directly by investors.


                                                            Class descriptions begin on page 12
                                                    ------------------------------------------------------
Shareholder Fees (% of offering price)(1)           Class A      Class B       Class C(2)       Class S(2)
----------------------------------------------------------------------------------------------------------
Maximum front-end sales charge                        4.50         0.00           0.00             0.00
Maximum deferred sales charge                         0.00(3)      5.00           1.00             0.00

Annual fund expenses are deducted from fund assets.

Annual Fund Expenses (% of average net assets)      Class A      Class B       Class C          Class S
----------------------------------------------------------------------------------------------------------
Management fee                                        0.75         0.75           0.75             0.75
Marketing/service (12b-1) fees(4)                     0.25         1.00           1.00             0.00
Other expenses                                        0.23         0.23           0.23             0.23
                                                      ----         ----           ----             ----
Total annual fund expenses                            1.23         1.98           1.98             0.98
                                                      ====         ====           ====             ====

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(5).

Year                                                Class A      Class B(6)    Class C(6)       Class S
----------------------------------------------------------------------------------------------------------
1                                                      $57        $70/$20       $30/$20             $10
3                                                      $82        $92/$62       $62/$62             $31
5                                                     $110       $127/$107     $107/$107            $54
10                                                    $187       $211/$211     $231/$231           $120

(1) Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3) Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(6) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                               Financial Highlights

The information in these tables has been audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                                         Years ended September 30
                                               ------------------------------------------------------------------
Class A                                         1993(1)         1994        1995(2)       1996(2)         1997(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           8.03          10.43         9.92          13.53           13.76
                                               ------         ------       ------         ------          ------
  Net investment loss ($)                       (0.03)         (0.04)       (0.04)         (0.05)          (0.08)
  Net realized and unrealized
  gain on investments ($)                        2.43           0.28         3.69           1.30            1.06
                                               ------         ------       ------         ------          ------
Total from investment operations ($)             2.40           0.24         3.65           1.25            0.98
                                               ------         ------       ------         ------          ------
  Distributions from capital gains ($)             --          (0.75)       (0.04)         (1.02)             --
                                               ------         ------       ------         ------          ------
Total distributions ($)                           --           (0.75)       (0.04)         (1.02)             --
                                               ------         ------       ------         ------          ------
Net asset value, end of year ($)                10.43           9.92        13.53          13.76           14.74
                                               ======         ======       ======         ======          ======
Total return (%)(3)                             24.61(4)        2.51        36.95          10.12            7.12

Ratios/supplemental data:
Net assets at end of year ($ thousands)         7,251         19,891       55,250        114,247         470,977
Expense ratio (%)                                2.43(5)        1.41         1.33           1.26            1.21
Ratio of net investment loss
to average net assets (%)                       (1.43)(5)      (0.55)       (0.34)         (0.39)          (0.60)
Portfolio turnover rate (%)                    129.57         167.08       214.59         215.07          230.66
Average commission rate ($)(6)                    n/a            n/a          n/a         0.0278          0.0337

                                                                         Years ended September 30
                                               ------------------------------------------------------------------
Class B                                         1993(1)         1994        1995(2)       1996(2)         1997(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           8.68          10.40         9.82          13.29           13.40
                                               ------         ------       ------         ------          ------
  Net investment loss ($)                       (0.04)         (0.08)       (0.12)         (0.14)          (0.17)
  Net realized and unrealized
  gain on investments ($)                        1.76           0.25         3.63           1.27            1.01
                                               ------         ------       ------         ------          ------
Total from investment operations ($)             1.72           0.17         3.51           1.13            0.84
                                               ------         ------       ------         ------          ------
  Distributions from capital gains ($)             --          (0.75)       (0.04)         (1.02)             --
                                               ------         ------       ------         ------          ------
Total distributions ($)                            --          (0.75)       (0.04)         (1.02)             --
                                               ------         ------       ------         ------          ------
Net asset value, end of year ($)                10.40           9.82        13.29          13.40           14.24
                                               ======         ======       ======         ======          ======
Total return (%)(3)                             19.82(4)        1.79        35.90           9.33            6.27

Ratios/supplemental data:
Net assets at end of year ($ thousands)        16,044         73,354      203,446        386,899         562,392
Expense ratio (%)                                3.16(5)        2.16         2.08           2.01            1.98
Ratio of net investment loss
to average net assets (%)                       (2.15)(5)      (1.28)       (1.10)         (1.13)          (1.32)
Portfolio turnover rate (%)                    129.57         167.08       214.59         215.07          230.66
Average commission rate ($)(6)                    n/a            n/a          n/a         0.0278          0.0337

(1) Commencement of share class designations (February 17, 1993 for Class A, March 15, 1993 for Class B) to September 30, 1993.

(2)  Per-share figures have been calculated using the average shares method.

(3)  Does not reflect any front-end or contingent deferred sales charges.

(4)  Not annualized.

(5)  Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

8                          Financial Highlights continued


                                                                         Years ended September 30
                                               ------------------------------------------------------------------
Class C (formerly Class D)                      1993(1)         1994        1995(2)       1996(2)         1997(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           8.68          10.39         9.83          13.31           13.42
                                               ------         ------       ------         ------          ------
  Net investment loss ($)                       (0.04)         (0.09)       (0.12)         (0.14)          (0.17)
  Net realized and unrealized
  gain on investments ($)                        1.75           0.28         3.64           1.27            1.01
                                               ------         ------       ------         ------          ------
Total from investment operations ($)             1.71           0.19         3.52           1.13            0.84
                                               ------         ------       ------         ------          ------
  Distributions from capital gains ($)             --          (0.75)       (0.04)         (1.02)             --
                                               ------         ------       ------         ------          ------
Total distributions ($)                            --          (0.75)       (0.04)         (1.02)             --
                                               ------         ------       ------         ------          ------
Net asset value, end of year ($)                10.39           9.83        13.31          13.42           14.26
                                               ======         ======       ======         ======          ======
Total return (%)(3)                             19.70(4)        2.00        36.07           9.23            6.26

Ratios/supplemental data:
Net assets at end of year ($ thousands)         5,011         37,783       95,797        190,319         120,051
Expense ratio (%)                                3.16(5)        2.16         2.08           2.01            1.98
Ratio of net investment loss
to average net assets (%)                       (2.16)(5)      (1.28)       (1.09)         (1.13)          (1.30)
Portfolio turnover rate (%)                    129.57         167.08       214.59         215.07          230.66
Average commission rate ($)(6)                    n/a            n/a          n/a         0.0278          0.0337

                                                                             Years ended September 30
                                        -------------------------------------------------------------------------------------------
Class S (formerly Class C)               1988     1989     1990    1991      1992     1993     1994      1995(2)    1996(2)  1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)   8.99     5.00     6.72     5.03     7.74     7.96     10.46      9.99       13.66    13.94
                                       ------   ------   ------   ------   ------   ------    ------    ------      ------   ------
   Net investment loss ($)              (0.01)   (0.01)   (0.03)   (0.08)   (0.06)   (0.06)    (0.03)    (0.01)      (0.01)   (0.05)
   Net realized and unrealized
   gain (loss) on investments ($)       (1.80)    1.73    (1.31)    2.79     0.63     3.90      0.31      3.72        1.31     1.07
                                       ------   ------   ------   ------   ------   ------    ------    ------      ------   ------
Total from investment operations ($)    (1.81)    1.72    (1.34)    2.71     0.57     3.84      0.28      3.71        1.30     1.02
                                       ------   ------   ------   ------   ------   ------    ------    ------      ------   ------
   Distributions from capital gains ($) (2.18)      --    (0.35)      --    (0.35)   (1.34)    (0.75)    (0.04)      (1.02)      --
                                       ------   ------   ------   ------   ------   ------    ------    ------      ------   ------
Total distributions ($)                 (2.18)      --    (0.35)      --    (0.35)   (1.34)    (0.75)    (0.04)      (1.02)      --
                                       ------   ------   ------   ------   ------   ------    ------    ------      ------   ------
Net asset value, end of year ($)         5.00     6.72     5.03     7.74     7.96    10.46      9.99     13.66       13.94    14.96
                                       ======   ======   ======   ======   ======   ======    ======    ======      ======   ======
Total return (%)(3)                    (13.96)   33.93   (20.81)   53.88     7.34    55.46      2.91     37.30       10.41     7.32

Ratios/supplemental data:
Net assets at end of year ($ thousands) 7,422    9,479    7,440   10,939   11,654   18,342    23,967    47,553      34,835  189,778
Expense ratio (%)                        1.98     1.98     1.93     1.88     1.54     2.11      1.16      1.08        1.01     0.96
Ratio of net investment loss
to average net assets (%)               (0.17)   (0.14)   (0.54)   (1.14)   (0.86)   (1.30)    (0.32)    (0.07)      (0.08)   (0.37)
Portfolio turnover rate (%)            272.09   242.88   259.27   219.62   124.94   129.57    167.08    214.59      215.07   230.66
Average commission rate ($)(6)            n/a      n/a      n/a      n/a      n/a      n/a       n/a       n/a      0.0278   0.0337

(1) March 15, 1993 (commencement of share class designation) to September 30, 1993.

(2)  Per-share figures have been calculated using the average shares method.

(3)  Does not reflect any front-end or contingent deferred sales charges.

(4)  Not annualized.

(5)  Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

10                          Performance and Volatility

                                                As of September 30, 1997
                                              ----------------------------
Average Annual Total Return(1)                1 Year   5 Years   10 Years
--------------------------------------------------------------------------
Class A (%)                                    2.30     19.64     13.96
Class B (%)                                    1.27     19.80     14.13
Class C (%)                                    5.26     20.02     14.14
Class S (%)                                    7.32     21.08     14.65
S&P 500 Index (%)                             40.43     20.75     14.73
Lipper Capital Appreciation Funds Index (%)   25.12     18.19     12.31


[TABULAR REPRESENTATION OF BAR CHART]

Class A Year-by-Year Total Return(1)     Years ended September 30
-----------------------------------------------------------------
             1988                                  (13.96)
             1989                                   33.93
             1990                                  (20.81)
             1991                                   53.88
             1992                                    7.34
             1993                                   55.02
             1994                                    2.51
             1995                                   36.95
             1996                                   10.12
             1997                                    7.12

[footnote text]

(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes A, B and C involve higher marketing fees (as described on page 5), performance since that time is somewhat lower for these classes.

[end of footnote text]

[sidebar text]

[Magnifying Glass Graphic] Understanding Performance and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Capital Appreciation Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500 index, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include brokerage and administrative expenses.

[end of sidebar text]

12                               Your Account


[Key Graphic] Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Checklist Graphic] Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you

[sidebar text, bottom of page]

Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.

[end of sidebar text]
may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

[sidebar text, bottom of page]

Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C.

[end of sidebar text, bottom of page]

[sidebar text]

[Magnifying Glass Graphic] Class A Sales Charge Reductions and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

[end of sidebar text]

14                             Your Account continued


Sales Charges

Class A -- Front Load

when you invest                 this % is         which equals
this amount                     deducted          this % of
                                for sales         your net
                                charges           investment
--------------------------------------------------------------
Up to $99,999                     4.50               4.71
$100,000 - $249,999               3.50               3.63
$250,000 - $499,999               2.50               2.56
$500,000 - $999,999               2.00               2.04
$1 million or more                    see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load

                                      this % of net asset value
when you sell shares                  at the time of purchase (or
in this year after you                of sale, if lower) is deduct-
bought them                           ed from your proceeds
-------------------------------------------------------------------
First year                                     5.00
Second year                                    4.00
Third year                                     3.00
Fourth year                                    3.00
Fifth year                                     2.00
Sixth year or later                            None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                                      this % of net asset value
when you sell shares                  at the time of purchase (or
in this year after you                of sale, if lower) is deduct-
bought them                           ed from your proceeds
-------------------------------------------------------------------
First year                                     1.00
Second year or later                           None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                              Your Account continued


[Cash Register Graphic] Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts

Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                             Buying Shares                                    17

                                      To Open an Account                           To Add to an Account
[Graphic of Briefcase] Through a      Contact your financial professional.         Contact your financial professional.
Financial Professional

By Mail [Graphic of Mailbox]          Make your check payable to "State            Fill out the investment stub from an account
                                      Street Research Funds." Forward the          statement, or indicate the fund name and
                                      check and your application to State          account number on your check. Make your check
                                      Street Research.                             payable to "State Street Research Funds."
                                                                                   Forward the check and stub to State Street
                                                                                   Research.

[Graphic of Federal Building] By      Forward your application to State            Call State Street Research to obtain a control
Federal Funds Wire                    Street Research, then call to obtain         number. Instruct your bank to wire funds to:
                                      an account number. Wire funds using          [bullet] State Street Bank and Trust Company,
                                      the instructions at right.                            Boston, MA
                                                                                   [bullet] ABA: 011000028
                                                                                   [bullet] BNF: fund name and share class you want
                                                                                            to buy
                                                                                   [bullet] AC: 99029761
                                                                                   [bullet] OBI: your name and your account number
                                                                                   [bullet] Control: the number given to you by
                                                                                            State Street Research

By Electronic Funds Transfer          Verify that your bank is a member of the     Call State Street Research to verify that the
(ACH) [Graphic of Electrical Plug]    ACH (Automated Clearing House) system.       necessary bank information is on file for your
                                      Forward your application to State Street     account. If it is, you may request a transfer
                                      Research. Please be sure to include the      with the same phone call. If not, please ask
                                      appropriate bank information. Call State     State Street Research to provide you with an EZ
                                      Street Research to request a purchase.       Trader application.

[Graphic of Calendar] By              Forward your application, with all           Call State Street Research to verify that
Investamatic                          appropriate sections completed, to State     Investamatic is in place on your account, or to
                                      Street Research, along with a check for      request a form to add it. Investments are
                                      your initial investment payable to "State    automatic once Investamatic is in place.
                                      Street Research Funds."

By Exchange [Graphic of Exchange]     Call State Street Research or visit our      Call State Street Research or visit our website.
                                      website.

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

Internet www.ssrfunds.com

18                         Your Account continued

[Graphic of Receipt] Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $50,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                              Selling Shares                                  19

                                        To Sell Some or All of Your Shares
[Graphic of Briefcase] Through a        Contact your financial professional.
Financial Professional

By Mail [Graphic of Mailbox]            Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[Graphic of Federal Building] By        Check with State Street Research to make sure that wire redemption privileges are
Federal Funds Wire                      in place on your account. Once these privileges are established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic Funds Transfer            Check with State Street Research to make sure that the EZ Trader feature and a bank
(ACH) [Graphic of Electrical Plug]      designation is in place on your account. Once one of these is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.

[Graphic of Telephone] By Telephone     As long as your request does not require a written request (see facing page), you can sell shares by calling State Street Research. A check will be mailed to you on the following business day.

By Exchange [Graphic of Exchange]       Read the prospectus for the fund into which you are exchanging. Call State Street
                                        Research or visit our website.

[Graphic of Calendar] By Systematic     See plan information on page 23.
Withdrawal Plan

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

Internet www.ssrfunds.com

20                              Your Account continued

[Graphic of Pages] Account Policies

The Fund's Business Hours

The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[Graphic of Uncle Sam] Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is September 30. To comply with tax regulations, the fund may also pay an additional gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                           Your Account continued

[sidebar text]

[Magnifying Glass Graphic] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[end of sidebar text]

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[Interlocked Hands Graphic] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Program This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                             Fund Details

[Graphic of Column] Business Structure

First registered with the SEC in 1984, the fund is a diversified series of State Street Research Capital Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of fund assets, annually) as compensation. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Shareholder Services
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic of a Check] Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.


Maximum Dealer Compensation          Class A    Class B    Class C    Class S
------------------------------------------------------------------------------
Initial commission (%)                   --       4.00       1.00      0.00
Investments up to $100,000 (%)         4.00         --         --        --
$100,000 - $249,999 (%)                3.00         --         --        --
$250,000 - $499,999 (%)                2.00         --         --        --
$500,000 - $999,999 (%)                1.75         --         --        --
First $1-3 million (%)                 1.00(1)      --         --        --
Next $2 million (%)                    0.50(1)      --         --        --
Next $1 and above (%)                  0.25(1)      --         --        --
Annual fee (%)                         0.25       0.25       0.90      0.00

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                         Other Securities and Risks

[Graphic of Securities Certificates] Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.

28                  Other Securities and Risks continued

Investment Limitations

                                                            Limitation at the time of investment
                                                           -------------------------------------
Practice                                                   % of total assets     % of net assets
------------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other than the
U.S. government and its agencies)(1)                                5(2)                --
Investing in any given industry(1)                                 25                   --
Lending securities                                                 33 1/3               --
Lending money(1)                                               Prohibited               --
Repurchase agreements                                              30                   --

Security
------------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                                         --                    5(3)
Other options contracts (for non-hedging purposes)                 --                    5(3)
Swap arrangements                                                  --                    5
Illiquid securities                                                --                   15(4)
Restricted securities                                              10(5)                --
Foreign securities                                                 35(6)                --

(1) Fundamental policy; may not be changed without shareholder approval.

(2) The fund is also prohibited from investing in more than 10% of any class of an issuer's securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4) Includes repurchase agreements extending over more than seven days.

(5) Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers.

                                    Notes                                     29

                           For Additional Information


You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research Logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov


You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


Control Number: 4553-980130(0299)SSR-LD

prospectus
CF-869E-298IBS

                             STATE STREET RESEARCH
                              Emerging Growth Fund

     An aggressive growth fund focusing on small emerging growth companies.

                                   Prospectus
                                February 1, 1998

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.


                       [Graphic of Boston's Custom House]

                             Who May Want to Invest

State Street Research Emerging Growth Fund is designed for investors who seek one or more of the following:

[bullet] an aggressive stock fund for a long-term goal
[bullet] a fund to complement a portfolio of more conservative investments [bullet] a small company fund that emphasizes growth stocks over value stocks

The fund is NOT appropriate for investors who:

[bullet] want to avoid high volatility or possible losses
[bullet] are making short-term investments
[bullet] are investing emergency reserve money
[bullet] are seeking regular income

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

                                   Contents                                    1

        2   Emerging Growth Fund
              The fund's goal and strategy, main risks, expenses and performance, plus financial highlights

        12  Your Account
              Managing your State Street Research investments

        12  Opening an Account
        12  Choosing a Share Class
        14  Sales Charges
        16  Policies for Buying Shares
        18  Policies for Selling Shares
        20  Account Policies
        21  Distributions and Taxes
        23  Investor Services

        24  Fund Details
              The fund's business structure and dealer compensation, plus additional policies

        26  Other Securities and Risks
              Information on additional portfolio securities and practices, and the risks associated with them

        Back Cover For Additional Information

2                         Emerging Growth Fund

[Chesspiece Graphic] Goal and Strategy

Fundamental Goal The fund seeks to provide growth of capital.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in emerging growth companies, with emphasis on small size companies.

The fund defines emerging growth companies as those that are less mature and appear to have the potential for rapid growth. While the fund may invest in emerging growth companies of any size, the fund generally expects to invest in companies which are small at the time it first invests in them -- that is, not larger than the stocks of the largest companies in the Russell 2000 Growth Index. The fund's stock investments may include common and preferred stocks, convertible securities and warrants.

In selecting stocks, the fund favors entrepreneurial companies that appear to be reasonably valued. The fund uses research to identify attractive companies, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 35% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

[sidebar text]

[Magnifying Glass Graphic] Small Emerging Growth Companies

Over the long term, small emerging growth stocks have generally offered greater risks and greater rewards than the stock market as a whole.

During good economic periods, these companies have the potential to grow more quickly than others because they can be more nimble and focused and are typically in growing industries. Small emerging growth companies often generate enthusiasm among investors for their innovative products or services and strong, entrepreneurial leaders. Because they are aiming for maximum growth, most of these companies reinvest their earnings rather than pay dividends.

Poor or uncertain economic periods may cause the performance of small emerging growth companies to reverse direction. These companies usually lack the resources and the broad business lines to weather hard times, and their stock prices may tumble as investors abandon them in search of less volatile investments. Small emerging growth companies can also be more vulnerable to business setbacks than larger companies.

[end of sidebar text]

4                       Emerging Growth Fund continued

[Traffic Sign Graphic] Portfolio Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Emerging growth stocks of any size often have an above-average sensitivity to market movements because their market prices tend to reflect future expectations. Small company stocks can be particularly sensitive, because they may be thinly traded and can be subject to rapid changes in investor sentiment. During times of high volatility, the fund may have difficulty finding buyers for portfolio securities.

Because of these and other risks, the fund may underperform certain other stock funds (those emphasizing value stocks or large company stocks, for example) during periods when small company stocks or emerging growth stocks in general are out of favor. The success of the fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the stocks it buys.

The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the fund's brokerage costs and may increase your tax liability.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Thinker Graphic] Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $47 billion in assets under management (as of December 31, 1997), including more than $14 billion in mutual funds.

Jesus A. Cabrera has been responsible for the fund's day-to-day portfolio management since August 1997, and also managed the fund in 1996 from August through November. A vice president, he joined the firm in 1996 and has worked as an investment professional since 1985.

                             Investor Expenses                                 5

Shareholder fees are paid directly by investors.

                                                                              Class descriptions begin on page 12
                                                                -----------------------------------------------------------
Shareholder Fees (% of offering price)(1)                       Class A        Class B         Class C(2)        Class S(2)
---------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge                                    4.50           0.00             0.00              0.00
Maximum deferred sales charge                                     0.00(3)        5.00             1.00              0.00

Annual fund expenses are deducted from fund assets.

Annual Fund Expenses (% of average net assets)                  Class A        Class B         Class C           Class S
---------------------------------------------------------------------------------------------------------------------------
Management fee                                                    0.75           0.75             0.75              0.75
Marketing/service (12b-1) fees(4)                                 0.25           1.00             1.00              0.00
Other expenses, after voluntary reduction(5)                      0.35           0.35             0.35              0.35
                                                                  ----           ----             ----              ----
Total annual fund expenses, after voluntary reduction(5)          1.35           2.10             2.10              1.10
                                                                  ====           ====             ====              ====

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(6).

Year                                                            Class A        Class B(7)      Class C(7)        Class S
---------------------------------------------------------------------------------------------------------------------------
1                                                                  $58          $71/$21         $31/$21              $11
3                                                                  $86          $96/$66         $66/$66              $35
5                                                                 $116         $133/$113       $113/$113             $61
10                                                                $200         $224/$224       $243/$243            $134

(1) Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3) Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Without reduction, other expenses would have been 0.65%, 0.65%, 0.65% and 0.66%, and total expenses would have been 1.65%, 2.40%, 2.40% and 1.41% for Class A, B, C and S, respectively. If the subsidy is reduced or eliminated, which could happen at any time, performance would be reduced accordingly.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                                 Financial Highlights

The information in these tables has been audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                              Years ended September 30
                                                ------------------------------------------------------
Class A                                          1994(1)         1995(2)        1996(2)        1997(2)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.45            8.56           9.69          11.33
                                                ------          ------         ------         ------
  Net investment loss ($)*                       (0.02)          (0.08)         (0.09)         (0.08)
  Net realized and unrealized
  gain (loss) on investments ($)                 (0.87)           1.21           1.73           5.13
                                                ------          ------         ------         ------
Total from investment operations ($)             (0.89)           1.13           1.64           5.05
                                                ------          ------         ------         ------
  Distributions from capital gains ($)              --              --             --          (0.85)
                                                ------          ------         ------         ------
Total distributions ($)                             --              --             --          (0.85)
                                                ------          ------         ------         ------
Net asset value, end of year ($)                  8.56            9.69          11.33          15.53
                                                ======          ======         ======         ======
Total return (%)(3)                              (9.42)(4)       13.20          16.92          48.00

Ratios/supplemental data:
Net assets at end of year ($ thousands)         21,986          21,480         19,791         34,446
Expense ratio (%)*                                1.35(5)         1.35           1.35           1.35
Ratio of net investment loss
to average net assets (%)*                       (0.58)(5)       (0.93)         (0.96)         (0.64)
Portfolio turnover rate (%)                      83.61          178.60         155.85         273.33
Average commission rate ($)(6)                     n/a             n/a         0.0159         0.0201
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.02            0.06           0.04           0.04

                                                              Years ended September 30
                                                ------------------------------------------------------
Class B                                          1994(1)         1995(2)        1996(2)        1997(2)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.45            8.52           9.58          11.11
                                                ------          ------         ------         ------
  Net investment loss ($)*                       (0.06)          (0.14)         (0.17)         (0.16)
  Net realized and unrealized
  gain (loss) on investments ($)                 (0.87)           1.20           1.70           4.99
                                                ------          ------         ------         ------
Total from investment operations ($)             (0.93)           1.06           1.53           4.83
                                                ------          ------         ------         ------
  Distributions from capital gains ($)              --              --             --          (0.85)
                                                ------          ------         ------         ------
Total distributions ($)                             --              --             --          (0.85)
                                                ------          ------         ------         ------
Net asset value, end of year ($)                  8.52            9.58          11.11          15.09
                                                ======          ======         ======         ======
Total return (%)(3)                              (9.84)(4)       12.44          15.97          46.91

Ratios/supplemental data:
Net assets at end of year ($ thousands)         29,287          26,489         23,656         40,512
Expense ratio (%)*                                2.10(5)         2.10           2.10           2.10
Ratio of net investment loss
to average net assets (%)*                       (1.32)(5)       (1.67)         (1.71)         (1.40)
Portfolio turnover rate (%)                      83.61          178.60         155.85         273.33
Average commission rate ($)(6)                     n/a             n/a         0.0159         0.0201
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.02            0.06           0.04           0.03

(1) February 1, 1994 (commencement of share class designations) to September 30, 1994.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

8                       Financial Highlights continued

                                                              Years ended September 30
                                                ------------------------------------------------------
Class C (formerly Class D)                       1994(1)         1995(2)        1996(2)        1997(2)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.45            8.52           9.58          11.10
                                                ------          ------         ------         ------
  Net investment loss ($)*                       (0.06)          (0.14)         (0.16)         (0.16)
  Net realized and unrealized
  gain (loss) on investments ($)                 (0.87)           1.20           1.68           5.01
                                                ------          ------         ------         ------
Total from investment operations ($)             (0.93)           1.06           1.52           4.85
                                                ------          ------         ------         ------
  Distributions from capital gains ($)              --              --             --          (0.85)
                                                ------          ------         ------         ------
Total distributions ($)                             --              --             --          (0.85)
                                                ------          ------         ------         ------
Net asset value, end of year ($)                  8.52            9.58          11.10          15.10
                                                ======          ======         ======         ======
Total return (%)(3)                              (9.84)(4)       12.44          15.87          47.15

Ratios/supplemental data:
Net assets at end of year ($ thousands)         10,032           7,391          4,503          7,460
Expense ratio (%)*                                2.10(5)         2.10           2.10           2.10
Ratio of net investment loss
to average net assets (%)*                       (1.32)(5)       (1.67)         (1.71)         (1.41)
Portfolio turnover rate (%)                      83.61          178.60         155.85         273.33
Average commission rate ($)(6)                     n/a             n/a         0.0159         0.0201
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.02            0.06           0.04           0.03

                                                                               9

                                                              Years ended September 30
                                                ------------------------------------------------------
Class S (formerly Class C)                       1994(1)         1995(2)        1996(2)        1997(2)
------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ($)            9.55            8.60           9.77          11.44
                                                ------          ------         ------         ------
  Net investment loss ($)*                       (0.06)          (0.06)         (0.07)         (0.04)
  Net realized and unrealized
  gain (loss) on investments ($)                 (0.89)           1.23           1.74           5.18
                                                ------          ------         ------         ------
Total from investment operations ($)             (0.95)           1.17           1.67           5.14
                                                ------          ------         ------         ------
  Distributions from capital gains ($)              --              --             --          (0.85)
                                                ------          ------         ------         ------
Total distributions ($)                             --              --             --          (0.85)
                                                ------          ------         ------         ------
Net asset value, end of year ($)                  8.60            9.77          11.44          15.73
                                                ======          ======         ======         ======
Total return (%)(3)                              (9.95)(4)       13.60          17.09          48.34

Ratios/supplemental data:
Net assets at end of year ($ thousands)          7,033          12,380         13,311          7,008
Expense ratio (%)*                                1.10(5)         1.10           1.10           1.10
Ratio of net investment loss
to average net assets (%)*                       (0.68)(5)       (0.71)         (0.71)         (0.39)
Portfolio turnover rate (%)                      83.61          178.60         155.85         273.33
Average commission rate ($)(6)                     n/a             n/a         0.0159         0.0201
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.04            0.06           0.04           0.03

(1) Commencement of share class designations (February 1, 1994 for Class C) and commencement of operations (October 4, 1993 for Class S) to September 30, 1994.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

10                           Performance and Volatility

                                          As of September 30, 1997
                                     -------------------------------------
Average Annual Total Return(1)       1 Year   3 Years    Since Inception*
--------------------------------------------------------------------------
Class A (%)                           41.34    23.22         13.82
Class B (%)                           41.91    23.54         13.85
Class C (%)                           46.15    24.23         14.38
Class S (%)                           48.34    25.43         15.48
Russell 2000 Growth Index (%)         23.26    21.17         15.74
S&P 500 Index (%)                     40.43    29.89         22.77
Lipper Small Company Funds Index (%)  21.04    22.47         17.10


[TABULAR REPRESENTATION OF BAR CHART]

Class A Year-by-Year Total Return(1)     Years ended September 30
-----------------------------------------------------------------
             1994*                               (10.37)
             1995                                 13.20
             1996                                 16.92
             1997                                 48.00

* Since inception (10/4/93)

[footnote text]

(1) Fund returns include performance from before the creation of share classes in 1994. Because Classes A, B and C involve higher marketing fees (as described on page 5), performance since that time is somewhat lower for these classes.

[end of footnote text]

[sidebar text]

[Magnifying Glass Graphic] Understanding Performance and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are three independent measures of performance. Two are unmanaged stock indices: the S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index"), which includes 500 domestic stocks, and the Russell 2000 Growth Index, which contains only those stocks within the complete Russell 2000 Index (a small company index) that show above average growth. The Lipper Small Company Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500 or the Russell 2000 Growth, your returns would always be lower, because these indices don't include brokerage and administrative expenses.

[end of sidebar text]

12                             Your Account

[Key Graphic] Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Checklist Graphic] Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you

[sidebar text, bottom of page]

Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.

[end of sidebar text]
may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

[sidebar text, bottom of page]

Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with record keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C.

[end of sidebar text, bottom of page]

[sidebar text]

[Magnifying Glass Graphic] Class A Sales Charge Reductions and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

[end of sidebar text]

14                           Your Account continued

Sales Charges

Class A -- Front Load

when you invest            this % is       which equals
this amount                deducted        this % of
                           for sales       your net
                           charges         investment
------------------------------------------------------
Up to $99,999               4.50              4.71
$100,000 - $249,999         3.50              3.63
$250,000 - $499,999         2.50              2.56
$500,000 - $999,999         2.00              2.04
$1 million or more             see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load

                                  this % of net asset value
when you sell shares              at the time of purchase (or
in this year after you            of sale, if lower) is deduct-
bought them                       ed from your proceeds
---------------------------------------------------------------
First year                                   5.00
Second year                                  4.00
Third year                                   3.00
Fourth year                                  3.00
Fifth year                                   2.00
Sixth year or later                          None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                                  this % of net asset value
when you sell shares              at the time of purchase (or
in this year after you            of sale, if lower) is deduct-
bought them                       ed from your proceeds
---------------------------------------------------------------
First year                                 1.00
Second year or later                       None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                           Your Account continued

[Cash Register Graphic] Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts

Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                Buying Shares                                 17

                                      To Open an Account                           To Add to an Account
[Graphic of Briefcase] Through a      Contact your financial professional.         Contact your financial professional.
Financial Professional

By Mail [Graphic of Mailbox]          Make your check payable to "State            Fill out the investment stub from an account
                                      Street Research Funds." Forward the          statement, or indicate the fund name and
                                      check and your application to State          account number on your check. Make your check
                                      Street Research.                             payable to "State Street Research Funds."
                                                                                   Forward the check and stub to State Street
                                                                                   Research.

[Graphic of Federal Building] By      Forward your application to State            Call State Street Research to obtain a control
Federal Funds Wire                    Street Research, then call to obtain         number. Instruct your bank to wire funds to:
                                      an account number. Wire funds using          [bullet] State Street Bank and Trust Company,
                                      the instructions at right.                            Boston, MA
                                                                                   [bullet] ABA: 011000028
                                                                                   [bullet] BNF: fund name and share class you want
                                                                                            to buy
                                                                                   [bullet] AC: 99029761
                                                                                   [bullet] OBI: your name and your account number
                                                                                   [bullet] Control: the number given to you by
                                                                                            State Street Research

By Electronic Funds Transfer          Verify that your bank is a member of the     Call State Street Research to verify that the
(ACH) [Graphic of Electrical Plug]    ACH (Automated Clearing House) system.       necessary bank information is on file for your
                                      Forward your application to State Street     account. If it is, you may request a transfer
                                      Research. Please be sure to include the      with the same phone call. If not, please ask
                                      appropriate bank information. Call State     State Street Research to provide you with an EZ
                                      Street Research to request a purchase.       Trader application.

[Graphic of Calendar] By              Forward your application, with all           Call State Street Research to verify that
Investamatic                          appropriate sections completed, to State     Investamatic is in place on your account, or to
                                      Street Research, along with a check for      request a form to add it. Investments are
                                      your initial investment payable to "State    automatic once Investamatic is in place.
                                      Street Research Funds."

By Exchange [Graphic of Exchange]     Call State Street Research or visit our      Call State Street Research or visit our website.
                                      website.

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

Internet www.ssrfunds.com

18                         Your Account continued

[Graphic of Receipt] Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $50,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                              Selling Shares                                  19

                                        To Sell Some or All of Your Shares
[Graphic of Briefcase] Through a        Contact your financial professional.
Financial Professional

By Mail [Graphic of Mailbox]            Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[Graphic of Federal Building] By        Check with State Street Research to make sure that wire redemption privileges are
Federal Funds Wire                      in place on your account. Once these privileges are established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic Funds Transfer            Check with State Street Research to make sure that the EZ Trader feature and a bank
(ACH) [Graphic of Electrical Plug]      designation is in place on your account. Once one of these is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.

[Graphic of Telephone] By Telephone     As long as your request does not require a written request (see facing page), you can sell shares by calling State Street Research. A check will be mailed to you on the following business day.

By Exchange [Graphic of Exchange]       Read the prospectus for the fund into which you are exchanging. Call State Street
                                        Research or visit our website.

[Graphic of Calendar] By Systematic     See plan information on page 23.
Withdrawal Plan

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

Internet www.ssrfunds.com

20                         Your Account continued

[Graphic of Pages] Policies

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[Graphic of Uncle Sam] Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is September 30. To comply with tax regulations, the fund may also pay an additional gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                        Your Account continued

[sidebar text]

[Magnifying Glass Graphic] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[end of sidebar text]

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[Interlocked Hands Graphic] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Program This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                            Fund Details

[Graphic of Column] Business Structure

Formed in 1993, the fund is a diversified series of State Street Research Capital Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of fund assets, annually) as compensation. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Shareholder Services
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic of Check] Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation      Class A     Class B     Class C     Class S
-----------------------------------------------------------------------------
Initial commission (%)               --       4.00        1.00        0.00
Investments up to $100,000 (%)     4.00         --          --          --
$100,000 - $249,999 (%)            3.00         --          --          --
$250,000 - $499,999 (%)            2.00         --          --          --
$500,000 - $999,999 (%)            1.75         --          --          --
First $1-3 million (%)             1.00(1)      --          --          --
Next $2 million (%)                0.50(1)      --          --          --
Next $1 and above (%)              0.25(1)      --          --          --
Annual fee (%)                     0.25       0.25        0.90        0.00

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                       Other Securities and Risks

[Graphic of Securities Certificates] Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.

28                   Other Securities and Risks continued


Investment Limitations

                                                              Limitations at the time of investment
                                                              -------------------------------------
Practice                                                     % of total assets       % of net assets
----------------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other than the
U.S. government and its agencies)(1)                                 5(2)                   --
Investing in any given industry(1)                                  25                      --
Lending securities                                                  33-1/3                  --
Lending money(1)                                                Prohibited                  --
Repurchase agreements                                               30                      --

Security
----------------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                                          --                       5(3)
Swap arrangements                                                   --                       5
Other options contracts (for non-hedging purposes)                  --                       5(3)
Illiquid securities                                                 --                      15(4)
Restricted securities                                               10(5)                   --
Foreign securities                                                  35(6)                   --

(1) Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4) Includes repurchase agreements extending over more than seven days.

(5) Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers.

                                   Notes                                      29

                           For Additional Information

You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research Logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Control Number: 4554-980130(0299)SSR-LD

prospectus
EM-870E-298IBS

                     Supplement No. 1 dated February 1, 1998
                                       to
                        Prospectus dated February 1, 1998
                                       for
                        STATE STREET RESEARCH AURORA FUND
                 a series of State Street Research Capital Trust

Availability of Shares

     Currently, shares of the Fund are available only to existing shareholders of the Fund through reinvestment of dividends and distributions, additional investments or exchanges into their existing accounts.

     The Fund reserves the right to accept new investments or suspend the sale of shares from time to time. The offering of shares will be determined on the basis of the Fund's ability to effectively manage the addition of new investments in accordance with the Fund's investment strategy. Management of the Fund can be affected by the limited availability of small capitalization value stocks and changes in related market conditions, among other factors.

                             STATE STREET RESEARCH
                                  Aurora Fund

  An aggressive growth fund with a value approach to small company investing.

                                   Prospectus
                                February 1, 1998

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.


                       (Graphic of Boston's Custom House)

                             Who May Want to Invest

State Street Research Aurora Fund is designed for investors who seek one or more of the following:

[bullet] an aggressive stock fund for a long-term goal
[bullet] a fund to complement a portfolio of more conservative investments [bullet] a small company fund that emphasizes value stocks over growth stocks

The fund is NOT appropriate for investors who:

[bullet] want to avoid high volatility or possible losses
[bullet] are making short-term investments
[bullet] are investing emergency reserve money
[bullet] are seeking regular income

The fund's shares will rise and fall in value.
There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

                                    Contents                                   1

        2   Aurora Fund
              The fund's goal and strategy, main risks, expenses and performance, plus financial highlights

        12   Your Account
               Managing your State Street Research investments

        12   Opening an Account
        12   Choosing a Share Class
        14   Sales Charges
        16   Policies for Buying Shares
        18   Policies for Selling Shares
        20   Account Policies
        21   Distributions and Taxes
        23   Investor Services

        24   Fund Details
               The fund's business structure and dealer compensation, plus additional policies

        26   Other Securities and Risks
               Information on additional portfolio securities and practices, and the risks associated with them

        Back Cover For Additional Information

2                                 Aurora Fund

[Chesspiece Graphic] Goal and Strategy

Fundamental Goal The fund seeks to provide high total return, consisting principally of capital appreciation.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in small company value stocks.

The fund generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. The fund may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. The fund's stock investments may include common and preferred stocks, convertible securities and warrants.

In choosing among small company stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The fund reserves the right to invest up to 35% of total assets in other securities. These may include other types of stocks, such as larger company stocks or growth stocks. The fund may also invest up to 5% of total assets in junk bonds that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

[sidebar text]

[Magnifying Glass Graphic] Small Size Companies and Value Investing

Over the long term, small companies have offered generally greater risks and rewards than the stock market as a whole, making their performance volatile. This is one reason why a value stock strategy, which has historically been associated with lower volatility, can be a logical approach to small company investing.

During good economic times, small companies often generate enthusiasm among investors because they can be more nimble and focused than larger companies. Poor or uncertain economic periods may cause small company stocks to reverse direction. These companies usually lack the resources and the broad business lines to weather hard times, and their stock prices may tumble as investors abandon them in search of less volatile investments. Small companies can also be more vulnerable to business setbacks than larger companies.

Some small company stocks can have comparatively high stock prices, based on investor expectations of rapid company growth. But others can be out of favor with investors or may be overlooked by most analysts, and may as a result have comparatively low stock prices. By focusing on stocks that in theory are already underpriced, a value investor can seek to limit some of the volatility associated with small company investing.

[end of sidebar text]

4                             Aurora Fund continued

[Traffic Sign Graphic] Portfolio Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Small company stocks -- even those that may already be low in price -- can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. With value investing, the main risk is that a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. During times of high volatility, the fund may have difficulty finding buyers for portfolio securities.

Because of these and other risks, the fund may underperform certain other stock funds (those emphasizing growth stocks or large company stocks, for example) during periods when small company stocks are out of favor. The success of the fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the stocks it buys.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Thinker Graphic] Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $47 billion in assets under management (as of December 31, 1997), including more than $14 billion in mutual funds.

Rudolph K. Kluiber has been responsible for the fund's day-to-day portfolio management since its inception in February 1995. A vice president, he joined the firm in 1989 and has worked as an investment professional since 1988.

                                Investor Expenses                              5

Shareholder fees are paid directly by investors.

Annual fund expenses are deducted from fund assets.

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(5).

                                                               Class descriptions begin on page 12
                                                     --------------------------------------------------------
Shareholder Fees (% of offering price)(1)            Class A        Class B        Class C(2)       Class S(2)
--------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge                        4.50            0.00           0.00             0.00
Maximum deferred sales charge                         0.00(3)         5.00           1.00             0.00

Annual Fund Expenses (% of average net assets)       Class A        Class B        Class C          Class S
--------------------------------------------------------------------------------------------------------------
Management fee                                        0.85            0.85           0.85             0.85
Marketing/service (12b-1) fees(4)                     0.25            1.00           1.00             0.00
Other expenses                                        0.31            0.31           0.31             0.31
                                                      ----            ----           ----             ----
Total annual fund expenses                            1.41            2.16           2.16             1.16
                                                      ====            ====           ====             ====

Year                                                 Class A        Class B(6)     Class C(6)       Class S
--------------------------------------------------------------------------------------------------------------
1                                                      $59           $72/$22        $32/$22            $12
3                                                      $88           $98/$68        $68/$68            $37
5                                                     $119          $136/$116      $116/$116           $64
10                                                    $206          $230/$230      $249/$249          $141

(1) Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3) Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(6) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                             Financial Highlights

The information in these tables has been audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                        Years ended September 30
                                                 ----------------------------------------
Class A                                           1995(1)        1996(2)          1997(2)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.55           11.13           15.14
                                                 -----          ------          ------
  Net investment income (loss) ($)*               0.07           (0.06)           0.03
  Net realized and unrealized
  gain on investments ($)                         1.51            4.66            9.02
                                                 -----          ------          ------
Total from investment operations ($)              1.58            4.60            9.05
                                                 -----          ------          ------
  Dividend from net investment income ($)           --           (0.09)             --
  Distributions from capital gains ($)              --           (0.50)          (3.48)
                                                 -----          ------          ------
Total distributions ($)                             --           (0.59)          (3.48)
                                                 -----          ------          ------
Net asset value, end of year ($)                 11.13           15.14           20.71
                                                 =====          ======          ======
Total return (%)(3)                              16.54(4)        43.63           72.70
Ratios/supplemental data:
Net assets at end of year ($ thousands)          5,782           1,110         157,853
Expense ratio (%)*                                1.45(5)         1.45            1.34
Ratio of net investment income
(loss) to average net assets (%)*                 1.05(5)        (0.56)           0.17
Portfolio turnover rate (%)                      47.34          124.79           25.03
Average commission rate ($)(6)                     n/a          0.0174          0.0154
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.15            0.32            0.02

                                                        Years ended September 30
                                                 ----------------------------------------
Class B                                           1995(1)        1996(2)          1997(2)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.55           11.08           15.02
                                                 -----          ------         -------
  Net investment income (loss) ($)*               0.02           (0.17)          (0.09)
  Net realized and unrealized
  gain on investments ($)                         1.51            4.65            8.88
                                                 -----          ------         -------
Total from investment operations ($)              1.53            4.48            8.79
                                                 -----          ------         -------
  Dividend from net investment income ($)           --           (0.04)             --
  Distributions from capital gains ($)              --           (0.50)          (3.48)
                                                 -----          ------         -------
Total distributions ($)                             --           (0.54)          (3.48)
                                                 -----          ------         -------
Net asset value, end of year ($)                 11.08           15.02           20.33
                                                 =====          ======         =======
Total return (%)(3)                              16.02(4)        42.52           71.34
Ratios/supplemental data:
Net assets at end of year ($ thousands)            116             165         235,938
Expense ratio (%)*                                2.20(5)         2.20            2.08
Ratio of net investment income
(loss) to average net assets (%)*                 0.32(5)        (1.38)          (0.55)
Portfolio turnover rate (%)                      47.34          124.79           25.03
Average commission rate ($)(6)                     n/a          0.0174           0.0154
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.15            0.32            0.01

(1) February 13, 1995 (commencement of operations) to September 30, 1995.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

8                        Financial Highlights continued

                                                        Years ended September 30
                                                 ----------------------------------------
Class C (formerly Class D)                        1995(1)        1996(2)          1997(2)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.55           11.08           15.02
                                                 -----           -----          ------
  Net investment income (loss) ($)*               0.02           (0.17)          (0.09)
  Net realized and unrealized
  gain on investments ($)                         1.51            4.65            8.87
                                                 -----           -----          ------
Total from investment operations ($)              1.53            4.48            8.78
                                                 -----           -----          ------
  Dividend from net investment income ($)           --           (0.04)             --
  Distributions from capital gains ($)              --           (0.50)          (3.48)
                                                 -----           -----          ------
Total distributions ($)                             --           (0.54)          (3.48)
                                                 -----           -----          ------
Net asset value, end of year ($)                 11.08           15.02           20.32
                                                 =====           =====          ======
Total return (%)(3)                              16.02(4)        42.52           71.26
Ratios/supplemental data:
Net assets at end of year ($ thousands)            116             165          67,121
Expense ratio (%)*                                2.20(5)         2.20            2.09
Ratio of net investment income
(loss) to average net assets (%)*                 0.32(5)        (1.38)          (0.58)
Portfolio turnover rate (%)                      47.34          124.79           25.03
Average commission rate ($)(6)                     n/a          0.0174           0.0154
*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.15            0.32            0.01

                                                        Years ended September 30
                                                 ----------------------------------------
Class S (formerly Class C)                        1995(1)        1996(2)          1997(2)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            9.55           11.15           15.18
                                                 -----           -----          ------
  Net investment income (loss) ($)*               0.09           (0.06)          (0.00)
  Net realized and unrealized
  gain on investments ($)                         1.51            4.70            9.13
                                                 -----           -----          ------
Total from investment operations ($)              1.60            4.64            9.13
                                                 -----           -----          ------
  Dividend from net investment income ($)           --           (0.11)             --
  Distributions from capital gains ($)              --           (0.50)          (3.48)
                                                 -----           -----          ------
Total distributions ($)                             --           (0.61)          (3.48)
                                                 -----           -----          ------
Net asset value, end of year ($)                 11.15           15.18           20.83
                                                 =====           =====          ======
Total return (%)(3)                              16.75(4)        43.95           73.10
Ratios/supplemental data:
Net assets at end of year ($ thousands)            117           7,752          14,542
Expense ratio (%)*                                1.20(5)         1.20            1.16
Ratio of net investment income
(loss) to average net assets (%)*                 1.32(5)        (0.43)          (0.02)
Portfolio turnover rate (%)                      47.34          124.79           25.03
Average commission rate ($)(6)                     n/a          0.0174          0.0154
*Reflects voluntary assumption of fees
 or expenses per share in each year               0.15            0.32            0.12

(1) February 13, 1995 (commencement of operations) to September 30, 1995.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

10                      Performance and Volatility

                                        As of September 30, 1997
                                       ----------------------------
Average Annual Total Return            1 Year     Since Inception*
-------------------------------------------------------------------
Class A (%)                             64.92         47.06
Class B (%)                             66.34         47.92
Class C (%)                             70.26         48.29
Class S (%)                             73.10         50.02
Russell 2000 Value Index (%)            42.54         28.95
S&P 500 Index (%)                       40.43         32.53
Lipper Small Company Funds Index (%)    21.04         25.74


[TABULAR REPRESENTATION OF BAR CHART]

Class A Year-by-Year Total Return        Years ended September 30
-----------------------------------------------------------------
             1995*                                16.54
             1996                                 43.63
             1997                                 72.70

* Since inception (2/13/95)

[sidebar text]

[Magnifying Glass Graphic] Understanding Performance and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are three independent measures of performance. Two are unmanaged stock indices: the S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index"), which includes 500 domestic stocks, and the Russell 2000 Value Index, which contains only those stocks within the complete Russell 2000 Index (a small company index) that show below average growth. The Lipper
Small Company Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500 or the Russell 2000 Value, your returns would always be lower, because these indices don't include brokerage and administrative expenses.

[end of sidebar text]

12                                Your Account

[Key Graphic] Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Checklist Graphic] Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you

[sidebar text, bottom of page]

Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.

[end of sidebar text]
may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

[sidebar text, bottom of page]

Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C.

[end of sidebar text, bottom of page]

[sidebar text]

[Magnifying Glass Graphic] Class A Sales Charge Reductions and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

[end of sidebar text]

14                           Your Account continued

Sales Charges

Class A -- Front Load

when you invest        this % is       which equals
this amount            deducted        this % of
                       for sales       your net
                       charges         investment
---------------------------------------------------
Up to $99,999           4.50             4.71
$100,000 - $249,999     3.50             3.63
$250,000 - $499,999     2.50             2.56
$500,000 - $999,999     2.00             2.04
$1 million or more          see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load
                               this % of net asset value
when you sell shares           at the time of purchase (or
in this year after you         of sale, if lower) is deduct-
bought them                    ed from your proceeds
------------------------------------------------------------
First year                                5.00
Second year                               4.00
Third year                                3.00
Fourth year                               3.00
Fifth year                                2.00
Sixth year or later                       None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center. Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                              this % of net asset value
when you sell shares          at the time of purchase (or
in this year after you        of sale, if lower) is deduct-
bought them                   ed from your proceeds
-----------------------------------------------------------
First year                               1.00
Second year or later                     None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                           Your Account continued

[Cash Register Graphic] Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

[bullet] $10,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $100,000 for all other accounts

Minimum Additional Investments:

[bullet] $1,000 for Individual Retirement Accounts

[bullet] $50 for all other accounts

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                Buying Shares                                 17

                                      To Open an Account                           To Add to an Account
[Graphic of Briefcase] Through a      Contact your financial professional.         Contact your financial professional.
Financial Professional

By Mail [Graphic of Mailbox]          Make your check payable to "State            Fill out the investment stub from an account
                                      Street Research Fund." Forward the           statement, or indicate the fund name and
                                      check and your application to State          account number on your check. Make your check
                                      Street Research.                             payable to "State Street Research Funds."
                                                                                   Forward the check and stub to State Street
                                                                                   Research.

[Graphic of Federal Building] By      Forward your application to State            Call State Street Research to obtain a control
Federal Funds Wire                    Street Research, then call to obtain         number. Instruct your bank to wire funds to:
                                      an account number. Wire funds using          [bullet] State Street Bank and Trust Company,
                                      the instructions at right.                            Boston, MA
                                                                                   [bullet] ABA: 011000028
                                                                                   [bullet] BNF: fund name and share class you want
                                                                                            to buy
                                                                                   [bullet] AC: 99029761
                                                                                   [bullet] OBI: your name and your account number
                                                                                   [bullet] Control: the number given to you by
                                                                                            State Street Research

By Electronic Funds Transfer          Verify that your bank is a member of the     Call State Street Research to verify that the
(ACH) [Graphic of Electrical Plug]    ACH (Automated Clearing House) system.       necessary bank information is on file for your
                                      Forward your application to State Street     account. If it is, you may request a transfer
                                      Research. Please be sure to include the      with the same phone call. If not, please ask
                                      appropriate bank information. Call State     State Street Research to provide you with an EZ
                                      Street Research to request a purchase.       Trader application.

[Graphic of Calendar] By              Forward your application, with all           Call State Street Research to verify that
Investamatic                          appropriate sections completed, to State     Investamatic is in place on your account, or to
                                      Street Research, along with a check for      request a form to add it. Investments are
                                      your initial investment payable to "State    automatic once Investamatic is in place.
                                      Street Research Funds."

By Exchange [Graphic of Exchange]     Call State Street Research or visit our      Call State Street Research or visit our website.
                                      website.

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

Internet www.ssrfunds.com

18                           Your Account continued

[Graphic of Receipt] Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $50,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account;
         for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                              Selling Shares                                  19

                                        To Sell Some or All of Your Shares
[Graphic of Briefcase] Through a        Contact your financial professional.
Financial Professional

By Mail [Graphic of Mailbox]            Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[Graphic of Federal Building] By        Check with State Street Research to make sure that wire redemption privileges are
Federal Funds Wire                      in place on your account. Once these privileges are established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic Funds Transfer            Check with State Street Research to make sure that the EZ Trader feature and a bank
(ACH) [Graphic of Electrical Plug]      designation is in place on your account. Once one of these is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.

[Graphic of Telephone] By Telephone     As long as your request does not require a written request (see facing page), you can sell shares by calling State Street Research. A check will be mailed to you on the following business day.

By Exchange [Graphic of Exchange]       Read the prospectus for the fund into which you are exchanging. Call State Street
                                        Research or visit our website.

[Graphic of Calendar] By Systematic     See plan information on page 23.
Withdrawal Plan

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

Internet www.ssrfunds.com

20                           Your Account continued

[Graphic of Pages] Account Policies

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[Graphic of Uncle Sam] Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is September 30. To comply with tax regulations, the fund may also pay an additional gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                           Your Account continued

[sidebar text]

[Magnifying Glass Graphic] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[end of sidebar text]

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                                                                              23
[Interlocked Hands Graphic] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Program This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                Fund Details

[Graphic of Column] Business Structure

Formed in 1995, the fund is a diversified series of State Street Research Capital Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.85% of fund assets, annually) as compensation. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Shareholder Services
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic of a Check] Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation         Class A     Class B     Class C     Class S
-------------------------------------------------------------------------------
Initial commission (%)                 --        4.00        1.00        0.00
Investments up to $100,000 (%)       4.00          --          --          --
$100,000 - $249,999 (%)              3.00          --          --          --
$250,000 - $499,999 (%)              2.00          --          --          --
$500,000 - $999,999 (%)              1.75          --          --          --
First $1-3 million (%)               1.00(1)       --          --          --
Next $2 million (%)                  0.50(1)       --          --          --
Next $1 and above (%)                0.25(1)       --          --          --
Annual fee (%)                       0.25        0.25        0.90        0.00

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                         Other Securities and Risks

[Graphic of Securities Certificates] Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's brokerage costs and may increase your tax liability.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

28                    Other Securities and Risks continued

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds (those in rating categories below BBB/Baa) have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.

Investment Limitations

                                                      Limitation at the time of investment
                                                     ---------------------------------------
Practice                                             % of total assets       % of net assets
--------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other
than the U.S. government and its agencies)(1)               5(2)                   --
Investing in any given industry(1)                         25                      --
Lending securities                                         33 1/3                  --
Lending money(1)                                       Prohibited                  --
Repurchase agreements                                      30                      --

Security
--------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                                 --                       5(3)
Other options contracts (for non-hedging purposes)         --                       5(3)
Swap arrangements                                          --                       5
Illiquid securities                                        --                      15(4)
Restricted securities                                      10(5)                   --
Foreign securities                                         35(6)                   --

(1) Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4) Includes repurchase agreements extending over more than seven days.

(5) Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers.

                                      Notes                                   29

                           For Additional Information

You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research Logo]
STATE STREET RESEARCH
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


Control Number: 4552-980130(0299)SSR-LD

prospectus
AR-868E-298IBS

                       STATE STREET RESEARCH CAPITAL FUND

                                   a Series of

                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1998

                                TABLE OF CONTENTS

                                                                  Page


INVESTMENT OBJECTIVE.................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS......................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES...............................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.....................15

THE TRUST, THE FUND AND ITS SHARES..................................18

TRUSTEES AND OFFICERS...............................................20

INVESTMENT ADVISORY SERVICES........................................24

PURCHASE AND REDEMPTION OF SHARES...................................26

SHAREHOLDER ACCOUNTS................................................31

NET ASSET VALUE.....................................................35

PORTFOLIO TRANSACTIONS..............................................36

CERTAIN TAX MATTERS.................................................39

DISTRIBUTION OF SHARES OF THE FUND..................................42

CALCULATION OF PERFORMANCE DATA.....................................46

CUSTODIAN...........................................................52

INDEPENDENT ACCOUNTANTS.............................................52

FINANCIAL STATEMENTS................................................52


     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Fund (the "Fund") dated February 1, 1998, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

                              INVESTMENT OBJECTIVE

     As set forth under "Capital Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research Capital Fund (the "Fund"), the Fund's investment goal, which is to seek maximum capital appreciation by investing primarily in common stocks (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by State Street Research & Management Company, the Fund's investment manager (the "Investment Manager"), is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "Capital Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

     (1) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Fund to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States;

     (2) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;

     (3) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (4) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

     (5) not to make any investment in real property or real estate mortgage loans;

     (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (7) not to purchase for, or retain in, its portfolio any security of an issuer if, to the knowledge of the Fund, those of its officers and directors and officers and directors of its investment adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer, when combined, own beneficially more than 5% of the securities of such issuer taken at market;

     (8)    not to issue senior securities;

     (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

     (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's net assets. The Board of Trustees may authorize the borrowing of money only on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures of the Fund, but no money shall be borrowed by the Fund except pursuant to the authority of the Board of Trustees, and no borrowings by the Fund shall be authorized to an aggregate amount greater than ten percent, as noted, of the net assets of the Fund.

     The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

     (1) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

     (2) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments;

     (3) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (4) not to purchase securities on margin or make short sales of securities except for short sales "against the box"; for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;

     (5) not to engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options; and

     (6) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

     Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund presently does not expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Securities Lending

     The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

     In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                        Consumer Staple                    Science & Technology
----------------                        ---------------                    --------------------
Chemical                                Business Service                   Aerospace
Diversified                             Container                          Computer Software & Service
Electrical Equipment                    Drug                               Electronic Components
Forest Products                         Food & Beverage                    Electronic Equipment
Machinery                               Hospital Supply                    Office Equipment
Metal & Mining                          Personal Care
Railroad                                Printing & Publishing
Truckers                                Tobacco

Utility                                 Energy                             Consumer Cyclical
-------                                 ------                             -----------------
Electric                                Oil Refining & Marketing           Airline
Gas                                     Oil Production                     Automotive
Gas Transmission                        Oil Service                        Building
Telephone                                                                  Hotel & Restaurant
                                                                           Photography

Other                                   Finance                            Recreation
-----                                   -------                            ----------
Trust Certificates -                    Bank                               Retail Trade
  Government Related Lending            Financial Service                  Textile & Apparel
Asset-backed-Mortgages                  Insurance
Asset-backed-Credit Card
Receivables

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     [bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

     Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

     State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

     The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the

Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

     *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors Limited.

     *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 36. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he also has served as Vice President at First Chicago Investment Management Company.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 38. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.


----------------------

* or +, see footnotes on page 22.

     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

     +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors Limited.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors Limited.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

----------------------

* or +, see footnotes on page 22.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February, 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors Limited.

     +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 73. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

     *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group and as Senior Vice President of Stein, Roe & Farnham.

----------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates:
         State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Fund as of October 31, 1997 was as follows:

Class          Holder             % of Class
-----          ------             ----------
A            Merrill Lynch           6.02
B            Merrill Lynch          33.15
C(a)         Merrill Lynch          61.70
S(a)         Chase Manhattan        86.40

     The full name and address of the above persons or institutions are:

     Merrill Lynch, Pierce,
     Fenner & Smith Incorporated (c)
     4800 Deerlake Drive East
     Jacksonville, FL 32246

     Chase Manhattan Bank, N.A. (b)(c)
     770 Broadway
     New York, NY 10003

-------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan").

(c) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     As of October 31, 1997, the Trustees and principal officers of the Trust as a group owned less than 1% of the outstanding Class A and Class S shares of the Fund, respectively, and none of the Fund's Class B or Class C shares.*

----------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     The Trustees were compensated as follows:

                                                           Total
                                                       Compensation
                                    Aggregate          From Trust and
                                 Compensation          Complex Paid
       Name of Trustee           From Trust(a)        to Trustees(b)
       ---------------           -------------        ---------------
Steve A. Garban                     $ 3,111               $ 34,750
Malcolm T. Hopkins                  $ 3,611               $ 34,750
Edward M. Lamont                    $ 6,550               $ 59,375
Robert A. Lawrence                  $ 6,850               $ 88,875
Dean O. Morton                      $ 7,450               $ 92,875
Thomas L. Phillips                  $ 6,850               $ 59,375
Toby Rosenblatt                     $ 6,550               $ 59,375
Michael S. Scott Morton             $ 8,350               $ 96,875
Ralph F. Verni                      $     0               $      0
Jeptha H. Wade                      $ 7,750               $ 63,375

-----------------

(a) For the Fund's fiscal year ended September 30, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

     Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $5,786,403; 1996, $4,024,320; and 1995, $1,750,735.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940

Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b) All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended September 30, 1996 and 1997, respectively, were as follows: 215.07% and 230.66%.

Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended September 30 were as follows: 1995, $990,000; 1996, $2,032,000; and 1997, $3,182,000.

     During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund--in General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

     Beginning October 1, 1997 (the start of the Fund's first tax year that has begun after August 5, 1997), when the Fund no longer has had to comply with the 30% test in order to qualify under Subchapter M, the Fund has had greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has had the effect of limiting the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund has purchased a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security have been acquired on the same date.) The 30% test also has limited investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until October 1, 1997), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and
(iii) characterize both realized and unrealized gain or loss as short-term, medium-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

     Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $757,196; 1996, $1,597,620; and 1995,
$799,572.

     For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $106,989; 1996, $188,067; and 1995, $92,294.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called

"mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                        Fiscal Year                        Fiscal Year                        Fiscal Year
                 Ended September 30, 1997           Ended September 30, 1996           Ended September 30, 1995
                 ------------------------           ------------------------           ------------------------
               Contingent       Commissions       Contingent       Commissions         Contingent     Commissions
                Deferred          Paid to          Deferred          Paid to            Deferred        Paid to
              Sales Charges       Dealers        Sales Charges       Dealers          Sales Charges     Dealers
              -------------     -----------      -------------     -----------        -------------   ------------
Class A         $        0    $  650,207          $         0     $  1,409,553        $        0     $     707,278

Class B         $  983,625    $2,925,793          $   312,620     $  6,661,535        $  192,789     $   3,836,570

Class C         $   47,574    $  317,862          $    29,193     $    929,607        $    9,688     $     410,729

     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers

(which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor

(including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended September 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                          Class A       Class B      Class C
                                          -------       -------      -------
Advertising                              $      0      $        0    $   48,715

Printing and mailing
of prospectuses to
other than current
shareholders                                    0               0        17,842

Compensation to dealers                   378,641       3,983,871     1,226,790

Compensation to sales
personnel                                       0               0       139,259

Interest                                        0               0             0

Carrying or other
financing charges                               0               0             0

Other expenses:  marketing; general             0               0        70,497
                                         --------      ----------    ----------



Total fees received                      $378,641      $3,983,871    $1,695,482
                                         ========      ==========    ----------

Difference                                                           $  191,929*
                                                                     ==========

----------
* Net fees result from the timing of expenditures and are used against future expenses.

     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price

Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Capital Appreciation Funds Index.

     The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on February 17, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after February 17, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                              Rule 12b-1 Fees                                        Sales Charges
              -----------------------------------------------         -----------------------------------------
Class         Amount                     Period
-----         ------                     ------
  A          0.25%            February 17, 1993 to present;           Maximum 4.5% sales charge reflected
                              Fee will reduce performance
                              for periods after February 17,
                              1993

  B          1.00%            March 15, 1993 to present; fee          1- and 5-year periods reflect a 5% and a
                              will reduce performance for             2% contingent deferred sales charge,
                              periods after March 15, 1993            respectively

  C*         1.00%            March 15, 1993 to present; fee          1-year period reflects a 1% contingent
                              will reduce performance for             deferred sales charge
                              periods after March 15, 1993

  S*         None             Since commencement of                   None
                              operations to present

---------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

     The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                                         Five Years              One Year
                Ten Years Ended            Ended                  Ended
              September 30, 1997     September 30, 1997     September 30, 1997
              ------------------     ------------------     ------------------

Class A               13.69%                 19.64%                  2.30%
Class B               14.13%                 19.80%                  1.27%
Class C*              14.14%                 20.02%                  5.26%
Class S*              14.65%                 21.08%                  7.36%

----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)(n) = ERV

Where:   P     =    a hypothetical initial payment of $1,000

         T     =    average annual total return

         n     =    number of years

         ERV   =    ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1997, without taking sales charges into account, were as follows:

         Class A         23.87%
         Class B         23.40%
         Class C*        23.36%
         Class S*        23.94%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

     The following financial statements are for the Fund's fiscal year ended September 30, 1997 and reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertains to Class S and Class C, respectively.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997

-------------------------------------------------------------------
                                                          Value
                                             Shares      (Note 1)
-------------------------------------------------------------------
COMMON STOCKS 99.5%
Basic Industries 2.3%
Machinery 1.7%
Terex Corp.*  ...........................    252,200   $  5,233,150
Tyco International Ltd.   ...............    208,900     17,142,856
                                                       ------------
                                                         22,376,006
                                                       ------------
Metal & Mining 0.6%
Chicago Bridge & Iron Co. NV    .........    275,400      5,714,550
Ispat International NV Cl. A*   .........     75,200      2,152,600
                                                       ------------
                                                          7,867,150
                                                       ------------
Total Basic Industries .............................     30,243,156
                                                      -------------
Consumer Cyclical 22.0%
Automotive 1.4%
Budget Group Inc. Cl. A*  ...............    426,700     14,081,100
Danaher Corp. ...........................     96,000      5,568,000
                                                       ------------
                                                         19,649,100
                                                       ------------
Hotel & Restaurant 6.9%
Apple South Inc. ........................    130,900      2,519,825
Extended Stay America Inc.*  ............    885,000     13,275,000
Four Seasons Hotels Inc.  ...............     62,900      2,578,900
HFS Inc.*  ..............................    768,200     57,182,887
Interstate Hotels Co.* ..................    310,200     10,120,275
Trump Hotels & Casino Resorts Inc.*   ...    704,600      7,266,188
                                                       ------------
                                                         92,943,075
                                                       ------------
Recreation 5.6%
Action Performance Companies Inc.*    ...    279,700      8,146,262
Ascent Entertainment Group Inc.*   ......    200,000      2,300,000
Chancellor Media Corp.*   ...............    146,700      7,720,088
Florida Panthers Holdings Inc. Cl. A*        521,900     12,297,269
International Game Technology Inc. ......    570,000     12,967,500
Oakley Inc.*  ...........................    912,700      9,811,525
Ticketmaster Group Inc.*  ...............    315,300      7,330,725
Westinghouse Electric Corp.  ............    526,500     14,248,406
                                                       ------------
                                                         74,821,775
                                                       ------------
Retail Trade 5.4%
Abercrombie & Fitch Co. Cl. A*  .........     80,900      2,123,625
Borders Group Inc.* .....................    532,700     14,649,250
CVS Corp.  ..............................     42,600      2,422,875
Jones Apparel Group Inc.* ...............    469,600     25,358,400
Linens 'n Things Inc.* ..................    292,100      9,785,350
Proffitts Inc.*  ........................    197,200     11,684,100
RDO Equipment Co. Cl. A*  ...............     74,900      1,722,700
Sunglass Hut International Inc.*   ......    606,500      4,700,375
                                                       ------------
                                                         72,446,675
                                                       ------------

-------------------------------------------------------------------
                                                          Value
                                            Shares      (Note 1)
-------------------------------------------------------------------
Textile & Apparel 2.7%
Men's Wearhouse, Inc.* ..................    614,775   $ 22,900,369
Timberland Co. Cl. A*  ..................    162,400     12,951,400
                                                       ------------
                                                         35,851,769
                                                       ------------
Total Consumer Cyclical   ...............               295,712,394
                                                       ------------
Consumer Staple 24.0%
Business Service 14.3%
Caribiner International Inc.*   .........    756,400     30,823,300
Creative Technology Ltd.* ...............    938,600     23,992,962
HBO & Co.  ..............................    338,600     12,782,150
Outdoor Systems Inc.*  ..................    341,775      8,971,594
Republic Industries Inc.* ...............  1,610,800     53,055,725
Snyder Communications Inc.*  ............    459,200     12,628,000
U.S. Office Products Co.* ...............    937,900     33,060,975
Universal Outdoor Holdings Inc.*   ......    343,000     12,862,500
USA Waste Services Inc.*  ...............     97,400      3,883,825
                                                       ------------
                                                        192,061,031
                                                       ------------
Drug 3.2%
Eli Lilly & Co.  ........................    154,100     18,559,419
Schering-Plough Corp.  ..................    216,100     11,129,150
Warner-Lambert Co.  .....................     98,000     13,223,875
                                                       ------------
                                                         42,912,444
                                                       ------------
Food & Beverage 0.7%
Peapod Inc.*  ...........................    195,300      2,441,250
Starbucks Corp.* ........................    182,200      7,618,237
                                                       ------------
                                                         10,059,487
                                                       ------------
Hospital Supply 3.2%
Aetna Inc. ..............................    101,600      8,274,050
Boston Scientific Corp.*  ...............    233,600     12,891,800
Tenet Healthcare Corp.*   ...............    347,700     10,126,763
Trigon Healthcare Inc.*   ...............    477,000     11,835,562
                                                       ------------
                                                         43,128,175
                                                       ------------
Personal Care 0.9%
Avon Products Inc.  .....................    192,900     11,959,800
                                                       ------------
Printing & Publishing 0.7%
Big Flower Press Holdings Inc.*    ......     74,600      1,729,788
Valassis Communications Inc.*   .........    237,000      7,554,375
                                                       ------------
                                                          9,284,163
                                                       ------------
Tobacco 1.0%
Philip Morris Companies, Inc.   .........    317,100     13,179,469
                                                       ------------
Total Consumer Staple  ..................               322,584,569
                                                       ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                           Value
                                              Shares     (Note 1)
---------------------------------------------------------------------
Energy 3.1%
Oil Service 3.1%
Diamond Offshore Drilling Inc.*   .........  126,800   $    6,997,775
Ensco International Inc. ..................  178,600        7,043,537
Newpark Resources Inc.*  ..................  106,800        4,198,575
Schlumberger Ltd.  ........................  154,000       12,964,875
Varco International Inc.*   ...............   82,500        4,001,250
Weatherford Enterra Inc.*   ...............  118,000        6,290,875
                                                       --------------
                                                           41,496,887
                                                       --------------
Total Energy  ....................................         41,496,887
                                                       --------------
Finance 9.5%
Bank 4.3%
Bank United Corp. Cl. A  ..................  227,000       10,044,750
BankAmerica Corp.  ........................  259,800       19,046,587
Citicorp  .................................   73,200        9,804,225
H.F. Ahmanson & Co.   .....................  166,000        9,430,875
NationsBank Corp.  ........................  150,000        9,281,250
                                                       --------------
                                                           57,607,687
                                                       --------------
Financial Service 1.4%
Merrill Lynch & Company Inc.   ............  247,700       18,376,244
                                                       --------------
Insurance 3.8%
Ace Ltd.  .................................  138,100       12,981,400
Hartford Financial Services Group, Inc.       81,100        6,979,669
Provident Companies, Inc.   ...............  161,100       11,266,931
Travelers Group Inc.  .....................  292,500       19,963,125
                                                       --------------
                                                           51,191,125
                                                       --------------
Total Finance    .................................        127,175,056
                                                       --------------
Science & Technology 38.6%
Aerospace 0.9%
Boeing Co.   ..............................  234,600       12,771,038
                                                       --------------
Computer Software & Service 8.3%
America Online Inc.*  .....................  336,900       25,414,894
Ascend Communications Inc.*    ............  174,200        5,639,725
Computer Associates International Inc.  ...  310,900       22,326,506
EMC Corp.*   ..............................  193,800       11,313,075
Geoworks* .................................  214,100        3,505,888
McAfee Associates Inc.*  ..................  214,800       11,384,400
Microsoft Corp.*   ........................  107,900       14,276,519
P-Com, Inc.* ..............................  313,000        7,492,437
Westell Technologies, Inc. Cl. A*    ......  193,100        4,284,406
Xilinx Inc.* ..............................  107,800        5,457,375
                                                       --------------
                                                          111,095,225
                                                       --------------

---------------------------------------------------------------------
                                                           Value
                                             Shares      (Note 1)
---------------------------------------------------------------------
Electronic Components 12.9%
Altera Corp.*   ...........................  416,400   $   21,340,500
Analog Devices Inc.*  .....................  298,600       10,003,100
Atmel Corp.* ..............................  283,600       10,333,675
CHS Electronics Inc.* .....................  640,950       17,546,006
Intel Corp.  ..............................  205,700       18,988,681
Kulicke & Soffa Industries Inc.*  .........  372,800       17,265,300
Lattice Semiconductor Corp.*   ............  117,600        7,658,700
LSI Logic Corp.*   ........................  420,700       13,514,988
Microchip Technology Inc.*  ...............   98,300        4,438,859
Sanmina Corp.*  ...........................  304,000       26,315,000
Texas Instruments Inc.   ..................  195,200       26,376,400
                                                       --------------
                                                          173,781,209
                                                       --------------
Electronic Equipment 9.7%
Advanced Fibre Communications, Inc.*    ...  774,000       31,734,000
Applied Materials Inc.*  ..................  202,400       19,278,600
ASM Lithography Holdings NV*   ............  128,900       12,728,875
KLA-Tencor Corp.*  ........................  202,600       13,688,162
Motorola Inc.   ...........................  334,400       24,035,000
Qwest Communications International Inc.*      44,900        2,071,013
Tellabs Inc.*   ...........................  171,000        8,806,500
Teradyne Inc.*  ...........................  322,900       17,376,056
                                                       --------------
                                                          129,718,206
                                                       --------------
Office Equipment 6.8%
Compaq Computer Corp.*   ..................  385,200       28,793,700
Dell Computer Corp.*  .....................  146,000       14,143,750
Diebold Inc. ..............................  109,100        5,168,613
Hewlett-Packard Co.   .....................  350,700       24,395,569
Sun Microsystems Inc.*   ..................  410,200       19,202,487
                                                       --------------
                                                           91,704,119
                                                       --------------
Total Science & Technology  ...............               519,069,797
                                                       --------------
Total Common Stocks (Cost $986,944,517) ...             1,336,281,859
                                                       --------------


---------------------------------------------------------------------
                          Principal    Maturity
                           Amount        Date
--------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 0.7%
Chevron Oil Finance Co.,
  6.00%  ............... $9,880,000   10/01/1997            9,880,000
                                                       --------------
Total Short-Term Obligations (Cost $9,880,000) ...          9,880,000
                                                       --------------
Total Investments (Cost $996,824,517)--100.2%  ...      1,346,161,859
Cash and Other Assets, Less Liabilities--(0.2%)            (2,964,219)
                                                       --------------
Net Assets--100.0%  ..............................     $1,343,197,640
                                                       ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
September 30, 1997


Federal Income Tax Information:

At September 30, 1997, the net unrealized
  appreciation of investments based on cost for
  for federal income tax purposes of $9,9,303,261 was
  as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                   $373,298,404
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  over value                                                       (26,439,806)
                                                                 -------------
                                                                 $ 346,858,598
                                                                 =============

-------------------------------------
* Nonincome-producing securities

  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
September 30, 1997

Assets
Investments, at value (Cost $996,824,517)(Note 1)  ............  $1,346,161,859
Cash  .........................................................             218
Receivable for securities sold   ..............................       3,678,217
Receivable for fund shares sold  ..............................         779,668
Dividends and interest receivable   ...........................         497,568
Other assets   ................................................          72,077
                                                                 --------------
                                                                  1,351,189,607
Liabilities
Payable for fund shares redeemed    ...........................       5,363,416
Accrued management fee (Note 2)  ..............................         841,559
Accrued transfer agent and shareholder services
  (Note 2)  ...................................................         809,106
Accrued distribution and service fees (Note 4)  ...............         677,778
Accrued trustees' fees (Note 2)  ..............................          27,781
Other accrued expenses  .......................................         272,327
                                                                 --------------
                                                                      7,991,967
                                                                 --------------
Net Assets                                                       $1,343,197,640
                                                                 ==============
Net Assets consist of:
 Unrealized appreciation of investments   .....................  $  349,337,342
 Accumulated net realized gain   ..............................       8,511,656
 Shares of beneficial interest   ..............................     985,348,642
                                                                 --------------
                                                                 $1,343,197,640
                                                                 ==============
Net Asset Value and redemption price per share of
  Class A shares ($470,976,964 [divided by] 31,944,062 shares
  of beneficial interest)  ....................................          $14.74
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($14.74 [divided by] .955)  .................................          $15.43
                                                                         ======
Net Asset Value and offering price per share of Class
  B shares ($562,392,009 [divided by] 39,506,904 shares of
  beneficial interest)* .......................................          $14.24
                                                                         ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($189,777,868 [divided by]
  12,682,096 shares of beneficial interest)  ..................          $14.96
                                                                         ======
Net Asset Value and offering price per share of Class
  D shares ($120,050,799 [divided by] 8,418,494 shares of
  beneficial interest)* .......................................          $14.26
                                                                         ======

-------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended September 30, 1997

Investment Income
Dividends, net of foreign taxes of $23,175 ............    $  3,023,118
Interest  .............................................       1,999,857
                                                           ------------
                                                              5,022,975
Expenses
Management fee (Note 2)  ..............................       5,786,403
Transfer agent and shareholder services (Note 2) ......       1,218,977
Service fee--Class A (Note 4)  ........................         378,641
Distribution and service fees--Class B (Note 4)  ......       3,983,871
Distribution and service fees--Class D (Note 4)  ......       1,695,482
Custodian fee   .......................................         213,923
Reports to shareholders  ..............................         132,102
Registration fees  ....................................          74,821
Trustees' fees (Note 2)  ..............................          33,811
Audit fee .............................................          25,909
Legal fees   ..........................................          14,421
Miscellaneous   .......................................          31,620
                                                           ------------
                                                             13,589,981
                                                           ------------
Net investment loss   .................................      (8,567,006)
                                                           ------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3) ......      11,938,430
Net unrealized appreciation of investments (Note 5) ...      91,743,820
                                                           ------------
Net gain on investments  ..............................     103,682,250
                                                           ------------
Net increase in net assets resulting from operations       $ 95,115,244
                                                           ============


-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                          Year ended September 30
                                     ----------------------------------
                                         1997               1996
-----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss  ............    $   (8,567,006)     $  (5,102,129)
Net realized gain (loss) on
  investments  ..................        11,938,430         (2,073,183)
Net unrealized appreciation of
  investments  ..................        91,743,820         70,731,585
                                    ---------------      -------------
Net increase resulting from
  operations   ..................        95,115,244         63,556,273
                                    ---------------      -------------
Distribution from net realized gains:
 Class A ........................                --         (4,170,914)
 Class B ........................                --        (15,632,187)
 Class C ........................                --         (3,556,781)
 Class D ........................                --         (7,349,181)
                                    ---------------      -------------
                                                 --        (30,709,063)
                                    ---------------      -------------
Net increase from fund share
  transactions (Note 6) .........       521,782,662        291,406,436
                                    ---------------      -------------
Total increase in net assets  ...       616,897,906        324,253,646
Net Assets
Beginning of year ...............       726,299,734        402,046,088
                                    ---------------      -------------
End of year .....................   $ 1,343,197,640      $ 726,299,734
                                    ===============      =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

Note 1

State Street Research Capital Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Capital Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund.

The investment objective of the Fund is to seek maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of $355,768 and has deferred and treated such losses as arising in the fiscal year ended September 30, 1997.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 1997, the fees pursuant to such agreement amounted to $5,786,403.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended September 30, 1997, the amount of such expenses was $623,372.

The fees of the Trustees not currently affiliated with the Adviser amounted to $33,811 during the year ended September 30, 1997.

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 3

For the year ended September 30, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,749,341,564 and $1,915,835,515, respectively.

Note 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1997, fees pursuant to such plan amounted to $378,641, $3,983,871 and $1,695,482 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $106,989 and $341,138, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $1,016,713 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $983,625 and $47,574 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5

On August 15, 1997, the Fund acquired the assets and liabilities of State Street Research Capital Appreciation Fund ("Capital Appreciation Fund") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 26,138,898 Class A shares, 14,162,121 Class B shares, 10,217,407 Class C shares and 361,359 Class D shares of the Fund for the net assets of Capital Appreciation Fund which amounted to $353,659,292, $185,240,546, $140,284,992 and $4,733,802 for Class A, Class B, Class C and
Class D shares, respectively. The net assets of Capital Appreciation Fund included $123,785,793 of unrealized appreciation at the close of business on August 15, 1997. The net assets of the Fund immediately after the acquisition were $1,337,213,570.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At September 30, 1997, the Distributor owned 6,133 Class A shares of the Fund.

Share transactions were as follows:

                                                                         Year ended September 30
                                                                     -----------------------------
                                                                                  1997
                                                                     -----------------------------
Class A                                                                Shares          Amount
-------------------------------------------------------------------  -------------- --------------
Shares sold  ......................................................     3,871,815   $   51,103,143
Issued in connection with acquisition of Capital Appreciation Fund     26,138,898      353,659,292
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................    (6,367,582)     (84,655,673)
                                                                     ------------  ---------------
Net increase    ...................................................    23,643,131   $  320,106,762
                                                                     ============   ==============
Class B                                                                 Shares           Amount
------------------------------------------------------------------- ------------    --------------
Shares sold  ......................................................     6,813,680   $   86,756,398
Issued in connection with acquisition of Capital Appreciation Fund     14,162,121      185,240,546
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................   (10,341,798)    (133,779,126)
                                                                     ------------   --------------
Net increase    ...................................................    10,634,003   $  138,217,818
                                                                     ============   ==============
Class C                                                                 Shares           Amount
------------------------------------------------------------------- ------------    --------------
Shares sold  ......................................................     1,093,116   $   14,973,137
Issued in connection with acquisition of Capital Appreciation Fund     10,217,407      140,284,992
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................    (1,127,539)     (15,594,561)
                                                                     ------------   --------------
Net increase (decrease)  ..........................................    10,182,984   $  139,663,568
                                                                     ============   ==============
Class D                                                                 Shares           Amount
------------------------------------------------------------------- ------------    --------------
Shares sold  ......................................................     3,002,442   $   38,095,940
Issued in connection with acquisition of Capital Appreciation Fund        361,359        4,733,802
Issued upon reinvestment of distribution from net realized gains               --               --
Shares repurchased    .............................................    (9,125,682)    (119,035,228)
                                                                     ------------   --------------
Net increase (decrease)  ..........................................    (5,761,881)  $  (76,205,486)
                                                                     ============   ==============

                                                                          Year ended September 30
                                                                        ----------------------------
                                                                                    1996
                                                                        ----------------------------
Class A                                                                    Shares          Amount
-------------------------------------------------------------------     ----------      ------------
Shares sold  ......................................................      4,999,832      $ 62,467,171
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains           302,993         3,738,939
Shares repurchased    .............................................     (1,085,442)      (13,577,652)
                                                                        ----------      ------------
Net increase    ...................................................      4,217,383      $ 52,628,458
                                                                        ==========      ============
Class B                                                                   Shares           Amount
-------------------------------------------------------------------     ----------      -------------
Shares sold  ......................................................     14,984,596      $183,598,870
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains         1,171,523        14,187,153
Shares repurchased    .............................................     (2,587,886)      (31,537,100)
                                                                        ----------      ------------
Net increase    ...................................................     13,568,233      $166,248,923
                                                                        ==========      ============
Class C                                                                   Shares           Amount
-------------------------------------------------------------------     ----------       ------------
Shares sold  ......................................................        822,474      $ 10,670,766
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains           267,147         3,331,325
Shares repurchased    .............................................     (2,072,769)      (26,820,873)
                                                                        ----------      ------------
Net increase (decrease)  ..........................................       (983,148)     $(12,818,782)
                                                                        ==========      ============
Class D                                                                   Shares           Amount
-------------------------------------------------------------------     ----------        -----------
Shares sold  ......................................................      7,893,265       $96,528,582
Issued in connection with acquisition of Capital Appreciation Fund              --                --
Issued upon reinvestment of distribution from net realized gains           561,501         6,811,002
Shares repurchased    .............................................     (1,469,595)      (17,991,747)
                                                                        ----------       -----------
Net increase (decrease)  ..........................................      6,985,171       $85,347,837
                                                                        ==========       ===========

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                      Class A
                                      ---------------------------------------------------------------------------
                                                              Year ended September 30
                                      ---------------------------------------------------------------------------
                                          1997*           1996*            1995*           1994            1993**
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                                 $13.76           $13.53           $9.92          $10.43          $8.03
                                         ------           ------           -----          ------          -----
Net investment loss                       (0.08)           (0.05)          (0.04)          (0.04)         (0.03)
Net realized and unrealized
 gain on investments                       1.06             1.30            3.69            0.28           2.43
                                         ------           ------           -----          ------          -----
  Total from investment
   operations                              0.98             1.25            3.65            0.24           2.40
                                         ------           ------           -----          ------          -----
Distributions from net
 realized gains                              --            (1.02)          (0.04)          (0.75)            --
                                         ------           ------           -----          ------          -----
  Total distributions                        --            (1.02)          (0.04)          (0.75)            --
                                         ------           ------           -----          ------          -----
Net asset value, end of
 year                                    $14.74           $13.76          $13.53           $9.92          $10.43
                                         ======           ======          ======           =====          ======
Total return                               7.12%+          10.12%+         36.95%+          2.51%+         24.61%++
Net assets at end of year
 (000s)                                $470,977         $114,247         $55,250         $19,891          $7,251
Ratio of operating expenses
 to average net assets                     1.21%            1.26%           1.33%           1.41%           2.43%[dbldag]
Ratio of net investment loss
 to average net assets                    (0.60)%          (0.39)%         (0.34)%         (0.55)%         (1.43)%[dbldag]
Portfolio turnover rate                  230.66%          215.07%         214.59%         167.08%         129.57%
Average commission rate@                $0.0337          $0.0278              --              --             --



                                                                   Class B
                                      ---------------------------------------------------------------------------
                                                              Year ended September 30
                                      ---------------------------------------------------------------------------
                                          1997*           1996*            1995*           1994            1993**
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                                $13.40          $13.29            $9.82          $10.40           $8.68
                                        ------          ------            -----          ------           -----
Net investment loss                      (0.17)          (0.14)           (0.12)          (0.08)          (0.04)
Net realized and unrealized
 gain on investments                      1.01            1.27             3.63            0.25            1.76
                                        ------          ------            -----          ------           -----
  Total from investment
   operations                             0.84            1.13             3.51            0.17            1.72
                                        ------          ------            -----          ------           -----
Distributions from net
 realized gains                             --            (1.02)           (0.04)          (0.75)            --
                                        ------          ------            -----          ------           -----
  Total distributions                       --            (1.02)           (0.04)          (0.75)            --
Net asset value, end of
 year                                   $14.24           $13.40           $13.29           $9.82          $10.40
                                        ======           ======           ======           =====          ======
Total return                              6.27%+           9.33%+          35.90%+          1.79%+         19.82%++
Net assets at end of year
 (000s)                               $562,392         $386,899         $203,446         $73,354         $16,044
Ratio of operating expenses
 to average net assets                    1.98%            2.01%            2.08%           2.16%           3.16%[dbldag]
Ratio of net investment loss
 to average net assets                   (1.32)%          (1.13)%          (1.10)%         (1.28)%         (2.15)%[dbldag]
Portfolio turnover rate                 230.66%          215.07%          214.59%         167.08%         129.57%
Average commission rate@               $0.0337          $0.0278               --              --              --

                                                          Class C
                                      ---------------------------------------------------------------------------
                                                              Year ended September 30
                                      ---------------------------------------------------------------------------
                                          1997*           1996*            1995*           1994            1993**
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                              $13.94           $13.66           $9.99             $10.46            $7.96
                                      ------           ------           -----             ------            -----
Net investment loss                    (0.05)           (0.01)          (0.01)             (0.03)           (0.06)
Net realized and unrealized
 gain on investments                    1.07             1.31              3.72            0.31              3.90
                                      ------           ------           -----             ------            -----
  Total from investment
   operations                           1.02             1.30              3.71             0.28             3.84
                                      ------           ------           -----             ------            -----
Distributions from net
 realized gains                           --            (1.02)        ( 0.04)             (0.75)            (1.34)
                                      ------           ------           -----             ------            -----
  Total distributions                     --            (1.02)         ( 0.04)             (0.75)           (1.34)
                                      ------           ------           -----             ------            -----
Net asset value, end of
 year                                 $14.96           $13.94           $13.66             $9.99           $10.46
                                      ======           ======           ======             =====           ======
Total return                            7.32%+          10.41%+          37.30%+            2.91%+          55.46%+
Net assets at end of year
 (000s)                             $189,778          $34,835          $47,553           $23,967          $18,342
Ratio of operating expenses
 to average net assets                  0.96%            1.01%            1.08%             1.16%            2.11%
Ratio of net investment loss
 to average net assets                 (0.37)%          (0.08)%          (0.07)%           (0.32)%          (1.30)%
Portfolio turnover rate               230.66%          215.07%          214.59%           167.08%          129.57%
Average commission rate@             $0.0337          $0.0278               --                --               --



                                                                  Class D
                              -------------------------------------------------------------------------------
                                                          Year ended September 30
                              -------------------------------------------------------------------------------
                                   1997*             1996*            1995*           1994             1993***
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year                             $13.42            $13.31           $9.83          $10.39           $8.68
Net investment loss                   (0.17)            (0.14)          (0.12)          (0.09)          (0.04)
Net realized and unrealized
 gain on investments                   1.01              1.27            3.64            0.28            1.75
  Total from investment
   operations                          0.84              1.13            3.52            0.19            1.71
Distributions from net
 realized gains                          --             (1.02)          (0.04)          (0.75)             --
  Total distributions                    --             (1.02)          (0.04)          (0.75)             --
Net asset value, end of
 year                                $14.26            $13.42          $13.31           $9.83          $10.39
Total return                           6.26%+            9.23%+         36.07%+          2.00%+         19.70%++
Net assets at end of year
 (000s)                            $120,051          $190,319         $95,797         $37,783          $5,011
Ratio of operating expenses
 to average net assets                 1.98%             2.01%           2.08%           2.16%           3.16%[dbldag]
Ratio of net investment loss
 to average net assets                (1.30)%           (1.13)%         (1.09)%         (1.28)%         (2.16)%[dbldag]
Portfolio turnover rate              230.66%           215.07%         214.59%         167.08%         129.57%
Average commission rate@            $0.0337           $0.0278              --              --              --

--------------------------------------------------------------------------------
[dbldag] Annualized
  *  Per-share figures have been calculated using the average shares method.
 **  February 17, 1993 (commencement of share class designations) to September 30, 1993.
***  March 15, 1993 (commencement of share class designations) to September 30, 1993.
  +  Total return figures do not reflect any front-end or contingent deferred sales charges.
 ++  Represents aggregate return for the period without annualization and does not reflect any f
     Front-end or contingent deferred sales charges.
  @  Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Capital Trust and Shareholders of State Street Research Capital Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Capital Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                       /s/ Coopers & Lybrand L.L.P.
                                       ----------------------------
                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 7, 1997

STATE STREET RESEARCH CAPITAL FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Capital Fund had a difficult year. Class A shares of the Fund returned +7.12% [without sales charge] to investors for the 12 months ended September 30, 1997. This total return performance was less than that of the average capital appreciation fund tracked by Lipper Analytical Services, which returned +27.47% for the same period. The S&P 500 Composite Index was up 40.43%. However, performance picked up in the second half of the year. During the last six months, total return for Class A shares was 23.87%, just short of the average capital appreciation fund which gained +29.11%, according to Lipper.

The Fund invests primarily in emerging growth stocks and undervalued special situation stocks.

The Fund's emphasis on small and mid-cap stocks during a period that generally favored large-cap stocks hurt the Fund's performance. However, as the market began to rotate away from large caps and to recognize some of the smaller and mid-size stocks owned by the Fund, performance picked up significantly.

Investments in basic industries such as chemicals and metal & mining were cut back during the last six months, along with airlines, retail and oil companies. Additions were made to the Fund's science and technology positions after the sector had come down some, and to business services, the Fund's largest single industry at 14.3%. The Fund's investment in recreation companies was also increased.

September 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

         Class A Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
2.30%         19.64%           13.96%

          Capital Fund        S&P 500
9/87          9,500           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,312           17,384
9/94         22,781           18,024
9/95         31,323           23,378
9/96         34,492           28,129
9/97         36,949           39,500


         Class B Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
1.27%         19.80%           14.13%

          Capital Fund        S&P 500
9/87         10,000           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,273           17,384
9/94         22,672           18,024
9/95         30,811           23,378
9/96         33,687           28,129
9/97         37,485           39,500


         Class C Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
7.32%         21.04%           14.65%

          Capital Fund        S&P 500
9/87         10,000           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,403           17,384
9/94         23,604           18,024
9/95         31,225           23,387
9/96         33,254           28,129
9/97         39,226           39,500

         Class D Shares

  Average Annual Total Return
1 Year       5 Years         10 Years
5.26%         20.02%           14.14%

          Capital Fund        S&P 500
9/87         10,000           10,000
9/88          8,217            8,761
9/89         11,005           11,648
9/90          8,714           10,571
9/91         13,409           13,858
9/92         14,393           15,389
9/93         22,252           17,384
9/94         22,697           18,024
9/95         30,883           23,378
9/96         35,324           28,129
9/97         37,535           39,500

                   STATE STREET RESEARCH EMERGING GROWTH FUND

                                   a Series of

                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1998
                                TABLE OF CONTENTS
                                                                      Page

INVESTMENT OBJECTIVE.....................................................3

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..........................3

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT
TECHNIQUES...............................................................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.........................16

THE TRUST, THE FUND AND ITS SHARES......................................19

TRUSTEES AND OFFICERS...................................................21

INVESTMENT ADVISORY SERVICES............................................26

PURCHASE AND REDEMPTION OF SHARES.......................................28

SHAREHOLDER ACCOUNTS....................................................33

NET ASSET VALUE.........................................................37

PORTFOLIO TRANSACTIONS..................................................38

CERTAIN TAX MATTERS.....................................................42

DISTRIBUTION OF SHARES OF THE FUND......................................45

CALCULATION OF PERFORMANCE DATA.........................................50

CUSTODIAN...............................................................56

INDEPENDENT ACCOUNTANTS.................................................56

FINANCIAL STATEMENTS....................................................56

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Emerging Growth Fund (the "Fund") dated February 1, 1998, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

                              INVESTMENT OBJECTIVE

     As set forth under "Emerging Growth Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research Emerging Growth Fund (the "Fund"), the Fund's investment goal, which is to provide growth of capital, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "Emerging Growth Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;

     (2) not to purchase a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;

     (3)    not to issue senior securities;

     (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

     (5) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

     (6) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

     (7) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded]; and

     (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

     The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

     (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box;"

     (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

     (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger consolidation or similar transaction or other exchange;

     (6) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

     Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodies.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manger to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Indexed Securities

     The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Foreign Investments

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund presently does not expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Securities Lending

     The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves quarter transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

     In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                            Consumer Staple                         Science & Technology
----------------                            ---------------                         --------------------
Chemical                                    Business Service                        Aerospace
Diversified                                 Container                               Computer Software &
Electrical Equipment                        Drug                                      Service
Forest Products                             Food & Beverage                         Electronic Components
Machinery                                   Hospital Supply                         Electronic Equipment
Metal & Mining                              Personal Care                           Office Equipment
Railroad                                    Printing & Publishing
Truckers                                    Tobacco


Utility                                     Energy                                  Consumer Cyclical
-------                                     ------                                  ------------------
Electric                                    Oil Refining & Marketing                Airline
Gas                                         Oil Production                          Automotive
Gas Transmission                            Oil Service                             Building
Telephone                                                                           Hotel & Restaurant
                                                                                    Photography
Other                                       Finance                                 Recreation
-----                                       -------                                 Retail Trade
Trust Certificates --                       Bank                                    Textile & Apparel
 Government Related Lending                 Financial Service
Asset-backed -- Mortgages                   Insurance
Asset-backed -- Credit
Card Receivables

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     [bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

     Bank Money Investments. Bank money investments include, but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

     State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

     The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

     *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors Limited.

     *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 36. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he also has served as Vice President at First Chicago Investment Management Company.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 38. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic

----------------
* or +, see footnotes on page 22.

affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

     +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors Limited.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors Limited.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

----------------
* or +, see footnotes on page 22.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February, 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors Limited.

     +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 73. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

     *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group and as Senior Vice President of Stein, Roe & Farnham.


---------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates:
         State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     Record ownership of shares of the Fund as of October 31, 1997 was as follows:


         Class             Shareholder                         % of Class

             A             Merrill Lynch                          6.95
             B             Merrill Lynch                         22.43
             C (a)         Merrill Lynch                         39.50
             S (a)         Chase Manhattan Bank, N.A.            86.68

The full name and address of the above institutions are:

     Chase Manhattan Bank, N.A. (b)(c)
     770 Broadway
     New York, New York  10003

     Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
     4800 Deerlake Drive East
     Jacksonville, FL 32246




(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan").

(c) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     As of October 31, 1997, the Trustees and principal officers of the Trust as a group owned approximately 1.7% of the outstanding Class A shares of the Fund, and none of the outstanding Class B, Class C or Class S shares.*

----------------

     * Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     The Trustees were compensated as follows:

                                                                Total
                                                                Compensation
                                       Aggregate                From Trust and
                                       Compensation             Complex Paid
         Name of Trustee               From Trust(a)            to Trustees(b)
         ---------------               -------------            ---------------
         Steve A. Garban                 $ 3,111                $  34,750
         Malcolm T. Hopkins              $ 3,611                $  34,750
         Edward M. Lamont                $ 6,550                $  59,375
         Robert A. Lawrence              $ 6,850                $  88,875
         Dean O. Morton                  $ 7,450                $  92,875
         Thomas L. Phillips              $ 6,850                $  59,375
         Toby Rosenblatt                 $ 6,550                $  59,375
         Michael S. Scott Morton         $ 8,350                $  96,875
         Ralph F. Verni                  $     0                $       0
         Jeptha H. Wade                  $ 7,750                $  63,375

(a) For the Fund's fiscal year ended September 30, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

     Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $461,544; 1996, $443,318; and 1995, $501,000.

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. The voluntary reduction of fees or assumption of expenses for the same periods were as follows: 1997, $185,818; 1996, $233,624; and 1995, $453,010.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of regular trading on the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Class A Shares--Reduced Sales Charges. The reduced sales charges, set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization
under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b) All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800- 562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended September 30, 1996 and 1997, respectively, were as follows: 155.85% and 273.33%.

      The Investment Manager believes the portfolio turnover rate for the fiscal year ended September 30, 1997 was significantly higher than that of the previous year because of strategic repositioning of the portfolio in response to rapid changes and heightened volatility in the market for small capitalization and emerging growth companies during the year.

Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling, and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended September 30 were as follows: 1995, $169,000; 1996, $133,000; and 1997, $328,000.

     During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund--in General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

     Beginning October 1, 1997 (the start of the Fund's first tax year that has begun after August 5, 1997), when the Fund no longer has had to comply with the 30% test in order to qualify under Subchapter M, the Fund has had greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has had the effect of limiting the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund has purchased a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security has been acquired on the same date.) The 30% test also has limited investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until October 1, 1997), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and
(iii) characterize both realized and unrealized gain or loss as short-term, medium-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

     Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $108,632; 1996, $17,809; and 1995,
$84,789.

     For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $13,429; 1996, $2,120; and 1995, $9,616.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                    Fiscal Year                        Fiscal Year                       Fiscal Year
                Ended September 30, 1997          Ended September 30, 1996        Ending September 30, 1995
                ------------------------          ------------------------        -------------------------
             Contingent        Commissions       Contingent       Commissions       Contingent     Commissions
              Deferred           Paid to          Deferred          Paid to          Deferred        Paid to
            Sales Charges        Dealers        Sales Charges       Dealers        Sales Charges     Dealers
            -------------      -----------      -------------     -----------      -------------   ------------
Class A       $     0           $ 95,203          $     0           $15,689          $       0       $ 75,173

Class B       $69,904           $289,915          $81,122           $20,187          $ 128,068       $133,801

Class C       $   163           $ 13,320          $   264           $ 1,054          $   6,586       $ 6,453

     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended September 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                            Class A    Class B     Class C

Advertising                                 $   811    $      0    $     0

Printing and mailing of
     prospectuses to other
     than current shareholders              $   298    $      0    $     0

Compensation to dealers                     $52,077    $265,078    $48,253

Compensation to sales personnel             $ 2,438    $      0    $     0

Interest                                    $     0    $      0    $     0

Carrying or other
     financing charges                      $     0    $      0    $     0


Other expenses: marketing;
     general                                $ 1,186    $      0    $     0
                                            -------    --------    -------

Total fees                                  $56,810    $265,078    $48,253
                                            =======    ========    =======


     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Russell 2000 Growth Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Small Company Funds Index.

     The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on February 1, 1994, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after February 1, 1994 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                              Rule 12b-1 Fees                                                  Sales Charges
                 ---------------------------------------------------            ----------------------------------------------
       Class      Amount                   Period
       -----      -----                    ------
        A         0.25%        February 1, 1994 to present; fee will            Maximum 4.5% sales charge reflected
                               reduce performance for periods after
                               February 1, 1994

        B                      1.00% February 1, 1994 to present; fee will      1- and 5-year periods reflect a 5% and a 2%
                               reduce performance for periods after             contingent deferred sales charge, respectively
                               February 1, 1994

        C*        1.00%        February 1, 1994 to present; fee will            None
                               reduce performance for periods after
                               February 1, 1994

        S*        None         Since commencement of operations to              1-year period reflects a 1% contingent deferred
                               present                                          sales charge

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return

     The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:


                          Commencement of
                    Operations (October 4, 1993)         One Year Ended
                        to September 30, 1997           September 30,1997
                    ----------------------------        -----------------

    Class A                 41.34%                        13.82%
    Class B                 41.91%                        13.85%
    Class C*                46.15%                        14.38%
    Class S*                48.34%                        15.48%

------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

          Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                     P(1+T)(n) = ERV

Where:    P     =    a hypothetical initial payment of $1,000

          T     =    average annual total return

          n     =    number of years

          ERV   =    ending redeemable value at the end of the designated
                     period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1997, without taking sales charges into account, were as follows:


         Class A                    49.04%
         Class B                    48.52%
         Class C*                   48.77%
         Class S*                   49.38%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

     The following financial statements are for the Fund's fiscal year ended September 30, 1997 and reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertains to Class S and Class C, respectively.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997


----------------------------------------------------------------------
                                                             Value
                                              Shares        (Note 1)
----------------------------------------------------------------------
COMMON STOCKS 92.8%
Basic Industries 10.3%
Electrical Equipment 3.4%
Aavid Thermal Technologies Inc.*  .........  40,700     $ 1,226,087
Aztec Manufacturing Co.  ..................  60,000       1,290,000
Essex International Inc.*   ...............  13,300         512,050
                                                        ------------
                                                          3,028,137
                                                        ------------
Machinery 4.8%
Elamex SA de CV*   ........................  67,200         730,800
Terex Corp.*    ...........................  64,200       1,332,150
US Filter Corp.*   ........................  52,000       2,239,250
                                                        ------------
                                                          4,302,200
                                                        ------------
Metal & Mining 1.6%
Chicago Bridge & Iron Co. NV   ............  30,800         639,100
Wyman-Gordon Co.*  ........................  29,300         769,125
                                                        ------------
                                                          1,408,225
                                                        ------------
Truckers 0.5%
CNF Transportation Inc.  ..................  10,400         453,050
                                                        ------------
Total Basic Industries  ...........................       9,191,612
                                                        ------------
Consumer Cyclical 23.6%
Automotive 0.4%
Budget Group Inc. Cl. A*    ...............  11,800         389,400
                                                        ------------
Hotel & Restaurant 2.9%
Apple South Inc.   ........................  34,200         658,350
Extended Stay America Inc.*    ............  35,300         529,500
Fine Host Corp.*   ........................  24,500         949,375
Interstate Hotels Co.*   ..................  14,500         473,063
                                                        ------------
                                                          2,610,288
                                                        ------------
Recreation 4.3%
Action Performance Companies Inc.*   ......  24,500         713,562
HSN Inc.*    ..............................  20,600         836,875
International Game Technology Inc.   ......  30,600         696,150
Steiner Leisure Ltd.*    ..................  43,000       1,580,250
                                                        ------------
                                                          3,826,837
                                                        ------------
Retail Trade 11.6%
Abercrombie & Fitch Co. Cl. A*    .........  34,000         892,500
Ames Department Stores Inc.*   ............  62,500         937,500
Borders Group Inc.*   .....................  29,500         811,250
Brylane Inc.*   ...........................  18,700         857,863
InaCom Corp.*   ...........................  17,200         639,625
Jones Apparel Group Inc.*   ...............  15,000         810,000
Linens 'n Things Inc.*   ..................  13,400         448,900

---------------------------------------------------------------------
                                                            Value
                                             Shares        (Note 1)
---------------------------------------------------------------------
Retail Trade (cont'd)
Micro Warehouse Inc.*    ..................  39,900     $   872,812
Proffitts Inc.*    ........................  15,000         888,750
RDO Equipment Co. Cl. A*    ...............  33,400         768,200
Talbots Inc.    ...........................  15,600         445,575
Winsloew Furniture Inc.*    ............... 127,200       1,971,600
                                                        ------------
                                                         10,344,575
                                                        ------------
Textile & Apparel 4.4%
Men's Wearhouse, Inc.*   ..................  21,800         812,050
Paul Harris Stores Inc.*    ...............  50,000       1,381,250
Timberland Co. Cl. A*    ..................  22,300       1,778,425
                                                        ------------
                                                          3,971,725
                                                        ------------
Total Consumer Cyclical  ..................              21,142,825
                                                        ------------
Consumer Staple 24.6%
Business Service 12.1%
American Eco Corp*    .....................  16,400         213,200
Aris Corp.*  ..............................  11,100         235,875
Avis Rent A Car, Inc.*   ..................  11,600         276,950
Caribiner International Inc.*  ............  72,500       2,954,375
Carriage Services, Inc. Cl. A*    .........  25,100         439,250
Hall, Kinion & Associates Inc.*   .........   5,500         116,188
HBO & Co.    ..............................  20,800         785,200
Microage Inc.*  ...........................  21,300         617,700
Norrell Corp.   ...........................  18,900         649,687
Snyder Communications Inc.*    ............  44,900       1,234,750
U.S. Office Products Co.*   ...............  72,000       2,538,000
Universal Outdoor Holdings Inc.*  .........  20,400         765,000
                                                        ------------
                                                         10,826,175
                                                        ------------
Drug 2.9%
BioVail Corp.*  ...........................  27,900         810,844
Chirex Inc.*    ...........................  45,300       1,155,150
Columbia Laboratories Inc.*    ............  35,600         658,600
                                                        ------------
                                                          2,624,594
                                                        ------------
Hospital Supply 3.4%
Henry Schein Inc.*    .....................  11,600         414,700
National Surgery Centers Inc.*    .........  29,200         635,100
Sierra Health Services Inc.*   ............  20,000         732,500
Trigon Healthcare Inc.*  ..................  52,300       1,297,694
                                                        ------------
                                                          3,079,994
                                                        ------------
Personal Care 4.5%
Cooper Companies Inc.*   ..................  77,200       2,837,100
Wesley Jessen VisionCare Inc.*    .........  40,900       1,155,425
                                                        ------------
                                                          3,992,525
                                                        ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------
                                                              Value
                                                Shares       (Note 1)
-----------------------------------------------------------------------
Printing & Publishing 1.7%
Hollinger International, Inc. Cl. A  .........  52,400     $  700,850
Valassis Communications Inc.*  ...............  24,900        793,687
                                                           ------------
                                                            1,494,537
                                                           ------------
Total Consumer Staple   ..............................     22,017,825
                                                           ------------
Energy 2.5%
Oil 2.5%
Gulf Indonesia Resources Ltd.*    ............  12,100        269,225
KCS Energy Inc.    ...........................  28,900        852,550
Maxx Petroleum Ltd.*  ........................  99,100        215,115
Post Energy Corp.*    ........................  26,800         85,323
Seagull Energy Corp.*    .....................  31,700        808,350
                                                           ------------
                                                            2,230,563
                                                           ------------
Total Energy   .......................................      2,230,563
                                                           ------------
Finance 9.8%
Bank 3.1%
Bank United Corp. Cl. A  .....................  17,600        778,800
Commercial Federal Corp.    ..................  14,700        692,738
North Fork Bancorporation Inc.*   ............  20,800        603,200
Sovereign Bancorp Inc.   .....................  41,160        720,300
                                                           ------------
                                                            2,795,038
                                                           ------------
Financial Service 3.5%
Granite Financial Inc.*  .....................  30,900        355,350
Healthcare Financial Partners Inc.*  .........  45,800      1,414,075
Medallion Financial Corp.   ..................  33,300        724,275
MoneyGram Payment Systems Inc.*   ............  38,200        685,212
                                                           ------------
                                                            3,178,912
                                                           ------------
Insurance 3.2%
Chartwell Re Corp.    ........................  19,400        688,700
Delphi Financial Group Inc. Cl. A    .........  12,852        551,833
E.W. Blanch Holdings Inc.*  ..................  30,000        928,125
Mutual Risk Management Ltd.    ...............  13,266        674,078
                                                           ------------
                                                            2,842,736
                                                           ------------
Total Finance  .......................................      8,816,686
                                                           ------------
Science & Technology 21.4%
Aerospace 0.7%
Gulfstream Aerospace Corp.*    ...............  20,200        585,800
                                                           ------------
Computer Software & Service 6.2%
Advantage Learning Systems Inc.*  ............   3,500         88,375
Applied Graphics Technologies, Inc.*    ......  26,700      1,501,875
Aspen Technology Inc.*   .....................  14,700        516,338
Box Hill Systems Corp.*  .....................  13,900        243,250

-----------------------------------------------------------------------
                                                               Value
                                                 Shares      (Note 1)
-----------------------------------------------------------------------
Computer Software & Service (cont'd)
Crystal Systems Solutions Ltd.*   ............  24,400     $  652,700
Diamond Multimedia Systems Inc.*  ............  41,400        507,150
J.D. Edwards & Co.*   ........................  10,400        348,400
Network Solutions Inc. Cl. A*  ...............   3,600         78,300
P-Com, Inc.*    ..............................  16,800        402,150
QAD Inc.*    .................................  34,300        638,837
Standard Microsystems Corp.*   ...............  15,600        268,125
Viasoft Inc.*   ..............................   5,100        252,450
                                                           ------------
                                                            5,497,950
                                                           ------------
Electronic Components 8.5%
CHS Electronics Inc.*    .....................  39,450      1,079,944
Dynatech Corp.*    ...........................  18,300        751,444
Kulicke & Soffa Industries Inc.*  ............  15,900        736,369
Microchip Technology Inc.*  ..................  24,700      1,115,359
Qlogic Corp.*   ..............................  25,000      1,046,875
Sanmina Corp.*  ..............................   9,800        848,312
SBS Technologies Inc.*   .....................  39,900        952,612
TriQuint Semiconductors Inc.*  ...............  19,700        717,819
World Access Inc.*    ........................  12,100        393,250
                                                           ------------
                                                            7,641,984
                                                           ------------
Electronic Equipment 6.0%
Advanced Fibre Communications, Inc.*    ......  10,400        426,400
Aeroflex Inc.*  .............................. 100,200      1,014,525
Brooks Automation Inc.*  .....................  40,400      1,550,350
EIS International Inc.*  .....................  35,000        280,000
Silicon Valley Group Inc.*  ..................  17,100        608,119
Spectrian Corp.*   ...........................  23,600      1,513,350
                                                           ------------
                                                            5,392,744
                                                           ------------
Total Science & Technology  ..................             19,118,478
                                                           ------------
Utility 0.6%
Telephone 0.6%
Bell Canada International Inc*    ............   8,700        164,213
NEXTLINK Communications Inc. Cl. A*  .........  15,100        362,400
                                                           ------------
                                                              526,613
                                                           ------------
Total Utility   ..............................                526,613
                                                           ------------
Total Common Stocks (Cost $61,413,529)  ......             83,044,602
                                                           ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                      Principal     Maturity       Value
                                       Amount         Date       (Note 1)
                                      ------------ ------------ ------------
SHORT-TERM OBLIGATIONS 6.2%
Chevron Oil Finance Co., 5.58%   .    $  778,000   10/01/1997   $   778,000
Ford Motor Credit Co., 5.56%   ......  1,737,000   10/01/1997     1,737,000
General Electric Capital Corp.,
  5.73%   ...........................  1,964,000   10/02/1997     1,964,000
General Electric Capital Corp.,
  5.57%   ...........................  1,036,000   10/07/1997     1,036,000
                                                                ------------
Total Short-Term Obligations (Cost $5,515,000)   ............     5,515,000
                                                                ------------
REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust
  Company, dated 9/30/97,
  repurchase proceeds $272,032,
  collateralized by $280,000 U.S.
  Treasury Bill, 4.25%, due
  11/13/97, Market Value
  $278,354   ........................    272,000   10/01/1997       272,000
                                                                ------------
Total Repurchase Agreements (Cost $272,000)   ...............       272,000
                                                                ------------
Total Investments (Cost $67,200,529)--99.3%   ...............    88,831,602
Cash and Other Assets, Less Liabilities--0.7%    ............       593,562
                                                                ------------
Net Assets--100.0%    .......................................   $89,425,164
                                                                ============
Federal Income Tax Information:
At September 30, 1997, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $67,227,172 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost  ................................................    $21,947,790
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value  ..............................................       (343,360)
                                                                ------------
                                                                $21,604,430
                                                                ============

--------------------------------------------------------------------------------
* Nonincome-producing securities.


  ADR stands for American Depositary Receipt, representing ownership of foreign securities.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1997

Assets
Investments, at value (Cost $67,200,529) (Note 1)   ............   $88,831,602
Cash   .........................................................           115
Receivable for securities sold    ..............................     2,562,989
Receivable for fund shares sold   ..............................       528,043
Receivable from Distributor (Note 3)    ........................        14,476
Dividends and interest receivable    ...........................        10,474
Deferred organization costs and other assets (Note 1)  .........        23,918
                                                                   ------------
                                                                    91,971,617
Liabilities
Payable for securities purchased  ..............................     2,260,501
Payable for fund shares redeemed  ..............................        53,747
Accrued management fee (Note 2)   ..............................        52,187
Accrued transfer agent and shareholder services
  (Note 2)   ...................................................        47,409
Accrued distribution and service fees (Note 5)   ...............        43,761
Accrued trustees' fees (Note 2)   ..............................         9,017
Other accrued expenses   .......................................        79,831
                                                                   ------------
                                                                     2,546,453
                                                                   ------------
Net Assets                                                         $89,425,164
                                                                   ============
Net Assets consist of:
 Unrealized appreciation of investments    .....................   $21,631,073
 Accumulated net realized gain    ..............................    13,593,174
 Shares of beneficial interest    ..............................    54,200,917
                                                                   ------------
                                                                   $89,425,164
                                                                   ============
Net Asset Value and redemption price per share of
  Class A shares ($34,445,976 [divided by] 2,218,121 shares of
  beneficial interest)   .......................................   $     15.53
                                                                   ============
Maximum Offering Price per share of Class A shares
  ($15.53 [divided by] .955)   .................................   $     16.26
                                                                   ============
Net Asset Value and offering price per share of
  Class B shares ($40,511,543 [divided by] 2,684,484 shares of
  beneficial interest)*  .......................................   $     15.09
                                                                   ============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($7,007,912 [divided by] 445,503
  shares of beneficial interest)  ..............................   $     15.73
                                                                   ============
Net Asset Value and offering price per share of
  Class D shares ($7,459,733 [divided by] 494,177 shares
  of beneficial interest)*  ....................................   $     15.10
                                                                   ============

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 1997

Investment Income
Dividends, net of foreign taxes of $924 ..................   $  132,030
Interest  ................................................      302,291
                                                             -----------
                                                                434,321
Expenses
Management fee (Note 2)  .................................      461,544
Transfer agent and shareholder services (Note 2)    ......      142,385
Custodian fee   ..........................................      112,722
Service fee--Class A (Note 5)  ...........................       56,810
Distribution and service fees--Class B (Note 5)  .........      265,078
Distribution and service fees--Class D (Note 5)  .........       48,253
Reports to shareholders  .................................       43,935
Registration fees  .......................................       43,581
Audit fee    .............................................       20,267
Trustees' fees (Note 2)  .................................       14,921
Legal fees   .............................................        7,646
Amortization of organization costs (Note 1)   ............        6,555
Miscellaneous   ..........................................       11,480
                                                             -----------
                                                              1,235,177
Expenses borne by the Distributor (Note 3)    ............     (185,818)
                                                             -----------
                                                              1,049,359
                                                             -----------
Net investment loss   ....................................     (615,038)
                                                             -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)    ......   14,594,498
Net unrealized appreciation of investments    ............   12,653,977
                                                             -----------
Net gain on investments  .................................   27,248,475
                                                             -----------
Net increase in net assets resulting from operations   .     $26,633,437
                                                             ===========

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     Year ended September 30
                                 --------------------------------
                                    1997              1996
                                 --------------   ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss  .........   $  (615,038)     $   (749,639)
Net realized gain on
  investments  ...............    14,594,498        11,088,837
Net unrealized appreciation
  (depreciation) of
  investments  ...............    12,653,977        (2,000,953)
                                 ------------     -------------
Net increase resulting from
  operations   ...............    26,633,437         8,338,245
                                 ------------     -------------
Distribution from net realized
 gains:
 Class A    ..................    (1,462,798)               --
 Class B    ..................    (1,761,067)               --
 Class C    ..................    (1,026,873)               --
 Class D    ..................      (320,673)               --
                                 ------------     -------------
                                  (4,571,411)               --
                                 ------------     -------------
Net increase (decrease) from
  fund share transactions
  (Note 7)  ..................     6,103,327       (14,818,177)
                                 ------------     -------------
Total increase (decrease) in
  net assets   ...............    28,165,353        (6,479,932)
Net Assets
Beginning of year    .........    61,259,811        67,739,743
                                 ------------     -------------
End of year    ...............   $89,425,164      $ 61,259,811
                                 ============     =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

Note 1

State Street Research Emerging Growth Fund, formerly State Street Research Small Capitalization Growth Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Emerging Growth Fund, State Street Research Capital Fund and State Street Research Aurora Fund.

The investment objective of the Fund is to provide growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of emerging growth and small capitalization companies.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended September 30, 1997, the Fund has designated as long-term $3,902,152 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 1997, the fees pursuant to such agreement amounted to $461,544.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended September 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $49,427.

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,921 during the year ended September 30, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $185,818.

Note 4

For the year ended September 30, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $165,211,838 and $164,782,304, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1997, fees pursuant to such plan amounted to $56,810, $265,078 and $48,253 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $13,429 and $40,039, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $108,768 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $69,904 and $163 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees declared a distribution of all capital gains realized during the year ended September 30, 1997 (approximately $1.68 short-term and $.59 long-term per share), payable October 31, 1997 to shareholders of record on October 30, 1997.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1997, the Adviser owned one Class C share of the Fund.

Share transactions were as follows:

                                                                                     Year ended September 30
                                                                  -----------------------------------------------------------
                                                                               1997                           1996
                                                                  ----------------------------   ----------------------------
Class A                                                              Shares         Amount          Shares         Amount
----------------------------------------------------------------- -------------  -------------   -----------    -------------
Shares sold   ...................................................      736,606   $  9,356,719        163,674     $  1,606,790
Issued upon reinvestment of distribution from net realized gains       133,558      1,418,423             --               --
Shares redeemed  ................................................     (399,385)    (4,800,572)      (632,394)      (6,137,327)
                                                                   -----------   -------------     ---------     ------------
Net increase (decrease)   .......................................      470,779   $  5,974,570       (468,720)    $ (4,530,537)
                                                                   ===========   =============     =========     ============

Class B                                                               Shares         Amount         Shares          Amount
-----------------------------------------------------------------  -----------   -------------     --------      ------------
Shares sold   ...................................................      916,437   $ 11,267,074         84,647     $    831,719
Issued upon reinvestment of distribution from net realized gains       157,306      1,632,835             --               --
Shares redeemed  ................................................     (519,013)    (5,932,931)      (721,298)      (6,831,042)
                                                                   -----------   -------------     ---------     ------------
Net increase (decrease)   .......................................      554,730   $  6,966,978       (636,651)    $ (5,999,323)
                                                                   ===========   =============     =========     ============

Class C                                                               Shares         Amount         Shares          Amount
-----------------------------------------------------------------  -----------   -------------     --------      ------------
Shares sold   ...................................................      315,695   $  3,716,288        490,032     $  5,072,988
Issued upon reinvestment of distribution from net realized gains        95,612      1,026,868             --               --
Shares redeemed  ................................................   (1,129,494)   (12,739,878)      (593,777)      (5,912,012)
                                                                   -----------   -------------     ---------     ------------
Net decrease  ...................................................     (718,187)  $ (7,996,722)      (103,745)    $   (839,024)
                                                                   ===========   =============     =========     ============

Class D                                                               Shares         Amount         Shares          Amount
-----------------------------------------------------------------  -----------   -------------     ---------     ------------
Shares sold   ...................................................      146,268   $  1,835,625         14,475     $    143,867
Issued upon reinvestment of distribution from net realized gains        29,013        300,866             --               --
Shares redeemed  ................................................      (86,639)      (977,990)      (380,626)      (3,593,160)
                                                                   -----------   -------------     ---------     ------------
Net increase (decrease)   .......................................       88,642   $  1,158,501       (366,151)    $ (3,449,293)
                                                                   ===========   =============     =========     ============

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                         Class A
                                             ------------------------------------------------------
                                                                 Year ended September 30
                                             ------------------------------------------------------
                                               1997****        1996****     1995****       1994**
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $11.33           $9.69        $8.56          $9.45
Net investment loss*                             (0.08)          (0.09)       (0.08)         (0.02)
Net realized and unrealized gain (loss) on
 investments                                      5.13            1.73         1.21          (0.87)
                                               -------           -----      -------          -----
 Total from investment operations                 5.05            1.64         1.13          (0.89)
                                               -------           -----      -------          -----
Distribution from net realized gains             (0.85)             --           --             --
                                               -------           -----      -------          -----
 Total distributions                             (0.85)             --           --             --
                                               -------           -----      -------          -----
Net asset value, end of year                   $ 15.53          $11.33        $9.69          $8.56
                                               =======          ======      =======          =====
Total return                                     48.00%+         16.92%+      13.20%+        (9.42)%++
Net assets at end of year (000s)               $34,446         $19,791      $21,480        $21,986
Ratio of operating expenses to average
 net assets*                                      1.35%           1.35%        1.35%          1.35%[dbldag]
Ratio of net investment loss to average
 net assets*                                     (0.64)%         (0.96)%      (0.93)%        (0.58)%[dbldag]
Portfolio turnover rate                         273.33%         155.85%      178.60%         83.61%
Average commission rate@                       $0.0201         $0.0159           --             --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)        $0.04           $0.04        $0.06          $0.02


                                                                         Class B
                                             ----------------------------------------------------------------
                                                                 Year ended September 30
                                             ----------------------------------------------------------------
                                               1997****       1996****       1995****          1994**
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $11.11           $9.58          $8.52             $9.45
Net investment loss*                            (0.16)          (0.17)         (0.14)            (0.06)
Net realized and unrealized gain (loss) on
 investments                                     4.99            1.70           1.20             (0.87)
                                                 ----            ----           ----             -----

 Total from investment operations                4.83            1.53           1.06             (0.93)
                                                 ----            ----           ----             -----

Distribution from net realized gains            (0.85)             --             --                --
                                                -----            ----           ----             -----

 Total distributions                            (0.85)             --             --                --
                                                -----            ----           ----             -----
Net asset value, end of year                   $15.09          $11.11          $9.58             $8.52
                                               ======          ======          =====             =====
Total return                                    46.91%+         15.97%+        12.44%+           (9.84)%++
Net assets at end of year (000s)              $40,512         $23,656        $26,489           $29,287
Ratio of operating expenses to average
 net assets*                                     2.10%           2.10%          2.10%             2.10%[dbldag]
Ratio of net investment loss to average
 net assets*                                    (1.40)%         (1.71)%        (1.67)%           (1.32)%[dbldag]
Portfolio turnover rate                        273.33%         155.85%        178.60%            83.61%
Average commission rate@                      $0.0201         $0.0159             --                --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)       $0.03           $0.04          $0.06             $0.02


                                                                         Class C
                                             ----------------------------------------------------------------
                                                                 Year ended September 30
                                             ----------------------------------------------------------------
                                                1997****         1996****      1995****           1994***
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $11.44           $9.77          $8.60             $9.55
Net investment loss*                            (0.04)          (0.07)         (0.06)            (0.06)
Net realized and unrealized gain (loss) on
 investments                                     5.18            1.74           1.23             (0.89)
                                                 ----            ----           ----             -----

 Total from investment operations                5.14            1.67           1.17             (0.95)
                                                 ----            ----           ----             -----

Distribution from net realized gains            (0.85)             --             --                --
                                                -----            ----           ----             -----

 Total distributions                            (0.85)             --             --                --
                                                -----            ----           ----             ------

Net asset value, end of year                   $15.73          $11.44          $9.77             $8.60
                                               ======          ======          =====             =====

Total return                                    48.34%+         17.09%+        13.60%+           (9.95)%++
Net assets at end of year (000s)               $7,008         $13,311        $12,380            $7,033
Ratio of operating expenses to average
 net assets*                                     1.10%           1.10%          1.10%             1.10%[dbldag]
Ratio of net investment loss to average
 net assets*                                    (0.39)%         (0.71)%        (0.71)%           (0.68)%[dbldag]
Portfolio turnover rate                        273.33%         155.85%        178.60%            83.61%
Average commission rate@                      $0.0201         $0.0159             --                --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).      $0.03           $0.04          $0.06             $0.04



                                                                         Class D
                                             ----------------------------------------------------------------
                                                                 Year ended September 30
                                             ----------------------------------------------------------------
                                                1997****        1996****      1995****          1994**
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $11.10            $9.58        $8.52             $ 9.45
Net investment loss*                             (0.16)           (0.16)       (0.14)             (0.06)
Net realized and unrealized gain (loss) on
 investments                                      5.01             1.68         1.20              (0.87)
                                                  ----             ----         ----              -----

 Total from investment operations                 4.85             1.52         1.06              (0.93)
                                                  ----             ----         ----              -----

Distribution from net realized gains             (0.85)              --           --                 --
                                                 -----             ----         ----               ----

 Total distributions                             (0.85)              --           --                 --
                                                 -----             ----         ----               ----

Net asset value, end of year                    $15.10           $11.10        $9.58              $8.52

Total return                                     47.15%+          15.87%+      12.44%+            (9.84)%++
Net assets at end of year (000s)                $7,460           $4,503       $7,391            $10,032
Ratio of operating expenses to average
 net assets*                                      2.10%            2.10%        2.10%              2.10%[dbldag]
Ratio of net investment loss to average
 net assets*                                     (1.41)%          (1.71)%      (1.67)%            (1.32)%[dbldag]
Portfolio turnover rate                         273.33%          155.85%      178.60%             83.61%
Average commission rate@                       $0.0201          $0.0159           --                 --
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).       $0.03            $0.04        $0.06              $0.02

--------------------------------------------------------------------------------
[dbldag] Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** February 1, 1994 (commencement of share class designations) to September 30,
   1994.

*** October 4, 1993 (commencement of operations) to September 30, 1994.

**** Per-share figures have been calculated using the average shares method.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Capital Trust and Shareholders of State Street Research Emerging Growth Fund (Formerly State Street Research Small Capitalization Growth Fund):


We have audited the accompanying statement of assets and liabilities of State Street Research Emerging Growth Fund, formerly State Street Research Small Capitalization Growth Fund, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Emerging Growth Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/ Coopers & Lybrand L.L.P.
                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 7, 1997

STATE STREET RESEARCH EMERGING GROWTH FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Emerging Growth Fund provided shareholders with outstanding performance during the year. For the 12 months ended September 30, 1997 Class A shares returned +48.00% [without sales charge]. The fund outperformed the average small company growth fund, which was up 29.79%, according to Lipper Analytical Services.

The Fund invests primarily in emerging growth companies and small companies.

Performance varied over the course of the year, somewhat in line with the market. The first quarter was positive. However, any gains for small company stocks were erased in the second quarter, as the stock market fell and small company stocks lost approximately 10%, on average. Science and technology was one of the weakest sectors in the second quarter decline, but it also led the advance late in the spring.

The Fund missed out on the science and technology rebound, because it was underweighted in that sector and overweighted in consumer companies. However, strong stock selection among consumer companies was the key to the Fund's outperformance. Management focused on consumer companies with attractive valuations, proven management and sales growth potential.

September 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1994, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund


[Line charts]



Class A Shares

             Average Annual Total Return
1 Year            3 Years              Life of Fund
41.34%            23.22%               13.82%

         Emerging Growth Fund          S&P 500
10/93             9550                  10000
9/94              8560                  10368
9/95              9690                  13448
9/96             11330                  16181
9/97             16769                  22722



Class B Shares

             Average Annual Total Return
1 Year            3 Years              Life of Fund
41.91%            23.54%                13.85%

          Emerging Growth Fund         S&P 500
10/93             10000                10000
9/94               8921                10368
9/95               9631                13448
9/96              11334                16181
9/97              16790                22722



Class C Shares

             Average Annual Total Return
1 Year            3 Years              Life of Fund
48.34%            25.43%               15.48%

          Emerging Growth Fund         S&P 500
10/93             10000                10000
9/94               9005                10368
9/95              10230                13448
9/96              11979                16181
9/97              17770                22722

                        STATE STREET RESEARCH AURORA FUND

                                   a Series of

                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1998

                                TABLE OF CONTENTS

                                                                         Page

INVESTMENT OBJECTIVE........................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.............................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES......................................4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS............................15

THE TRUST, THE FUND AND ITS SHARES.........................................18

TRUSTEES AND OFFICERS......................................................20

INVESTMENT ADVISORY SERVICES...............................................24

PURCHASE AND REDEMPTION OF SHARES..........................................26

SHAREHOLDER ACCOUNTS.......................................................31

NET ASSET VALUE............................................................35

PORTFOLIO TRANSACTIONS.....................................................36

CERTAIN TAX MATTERS........................................................40

DISTRIBUTION OF SHARES OF THE FUND.........................................42

CALCULATION OF PERFORMANCE DATA............................................47

CUSTODIAN..................................................................52

INDEPENDENT ACCOUNTANTS....................................................52

FINANCIAL STATEMENTS.......................................................53

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Aurora Fund dated February 1, 1998, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

                                               INVESTMENT OBJECTIVE

         As set forth under "Aurora Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research Aurora Fund (the "Fund"), the Fund's investment goal, which is to provide high total return consisting principally of capital appreciation, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "Aurora Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under normal brokerage arrangements for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

         (5) not to invest in physical commodities or physical commodity contracts in excess of 10% of the Fund's total assets, except that investments in essentially financial items such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry,
                  (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

         The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid

                  (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box;" for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin; and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets asset which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a

Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Indexed Securities

         The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Lower Quality Debt Securities ("Junk Bonds")

         Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by Standard & Poor's Corporation ("S&P") and Moody's Investor's Service, Inc. ("Moody's") to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see the Appendix to this Statement of Additional Information. The Fund may invest up to 5% of its total assets in debt securities rated as low as securities in the C rating category by S&P and Moody's.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund presently does not expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when reinvestment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed- ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                        Consumer Staple                    Science & Technology
Chemical                                Business Service                   Aerospace
Diversified                             Container                          Computer Software & Service
Electrical Equipment                    Drug                               Electronic Components
Forest Products                         Food & Beverage                    Electronic Equipment
Machinery                               Hospital Supply                    Office Equipment
Metal & Mining                          Personal Care
Railroad                                Printing & Publishing              Consumer Cyclical
Truckers                                Tobacco                            Airline
                                                                           Automotive
Utility                                 Energy                             Building
Electric                                Oil Refining & Marketing           Hotel & Restaurant
Gas                                     Oil Production                     Photocopy
Gas Transmission                        Oil Service                        Recreation
Telephone                                                                  Retail Trade
                                        Finance                            Textile & Apparel
Other                                   Bank
Trust Certificates --                   Financial Service
 Government Related Lending             Insurance
Asset-backed--Mortgages
Asset-backed--Credit
  Card Receivables



                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed- ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the

Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors Limited.

         *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 36. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he also has served as Vice President at First Chicago Investment Management Company.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 38. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

----------------------

* or +, see footnotes on page 22.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors Limited.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors Limited.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

----------------------

* or +, see footnotes on page 22.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February, 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors Limited.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 73. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group and as Senior Vice President of Stein, Roe & Farnham.

--------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     Record ownership of shares of the Fund as of October 31, 1997 was as follows:

Class                   Holder                      % of Class

A                       Merrill Lynch                 17.73
B                       Merrill Lynch                 47.28
C (a)                   Merrill Lynch                 58.82
S (a)                   Metropolitan Life             90.96

         The full name and address of the above institutions are:

         Merrill Lynch, Pierce,
         Fenner & Smith (b)
         4800 Deerlake Drive East
         Jacksonville, FL 32246

         Metropolitan Life Insurance Company (b)
         One Madison Avenue
         New York, NY 10010

-----------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of October 31, 1997, the Trustees and principal officers of the Trust as a group owned approximately 1% of the outstanding Class A shares of the Fund, and none of the outstanding Class B, Class C or Class S shares.*

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         The Trustees were compensated as follows:

                                                              Total Compensation
                                    Aggregate                   From Trust and
                                  Compensation                   Complex Paid
       Name of Trustee           From Trust (a)                 to Trustees (b)
       ---------------           --------------                 ---------------
Steve A. Garban                     $3,111                      $      34,750
Malcolm T. Hopkins                  $3,611                      $      34,750
Edward M. Lamont                    $6,550                      $      59,375
Robert A. Lawrence                  $6,850                      $      88,875
Dean O. Morton                      $7,450                      $      92,875
Thomas L. Phillips                  $6,850                      $      59,375
Toby Rosenblatt                     $6,550                      $      59,375
Michael S. Scott Morton             $8,350                      $      96,875
Ralph F. Verni                      $    0                      $           0
Jeptha H. Wade                      $7,750                      $      63,375

----------------

(a) For the Fund's fiscal year ended September 30, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

         Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.85% of the net assets of the Fund.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $726,266; 1996, $62,107; and for the period February 13, 1995
(commencement of operations) through September 30, 1995, $30,298.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. The voluntary reduction of fees or assumption of expenses for the same periods were as follows: 1997, $135,389; 1996, $187,754; and 1995, $80,022.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account

Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800- 562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended September 30, 1996 and 1997, respectively, were as follows: 124.79% and 25.03%.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment

Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended September 30 were as follows: the period February 13, 1995 (commencement of operations) through September 30, 1995, $15,000; 1996, $20,000; and 1997, $347,000.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- in General.

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

         Beginning October 1, 1997 (the start of the Fund's first tax year that has begun after August 5, 1997), when the Fund no longer has had to comply with the 30% test in order to qualify under Subchapter M, the Fund has had greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has had the effect of limiting the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund has purchased a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security have been acquired on the same date.) The 30% test also has limited investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until October 1, 1997), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term, medium term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $2,602,606; 1996, $449; and for the period February 13, 1995 (commencement of operations) through September 30, 1995, $642.

           For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $314,023; 1996, $49; and for the period February 13, 1995 (commencement of operations) through September 30, 1995, $74.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                                                                                                February 13, 1995
                                                                                          (Commencement of Operations)
                     Fiscal Year Ended                      Fiscal Year Ended                 through Period Ended
                    September 30, 1997                    September 30, 1996                   September 30, 1995
                    ------------------                    ------------------                   ------------------

          Contingent Deferred  Commissions Paid   Contingent Deferred  Commissions Paid   Contingent Deferred   Commissions Paid
             Sales Charges        to Dealers          Sales Charges         to Dealers         Sales Charges        to Dealers
         --------------------  ----------------   -------------------  ----------------   -------------------   ----------------

Class A        $    0             $2,288,583             $   0               $ 400             $     0            $    568
Class B        $8,896             $7,025,505             $   0               $   0             $     0            $  4,008
Class C        $3,376             $  505,683             $   0               $   0             $     0            $  1,002

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended September 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                             Class A      Class B       Class C

Advertising                                  $     0      $ 38,300      $      0

Printing and mailing of prospectuses to
   other than current shareholders           $     0      $ 14,022      $      0

Compensation to dealers                      $     0      $169,891      $      0

Compensation to sales personnel              $64,258      $106,698      $112,831

Interest                                     $     0      $      0      $      0

Carrying or other financing charges          $     0      $      0      $      0

Other expenses:  marketing; general          $     0      $ 55,668      $      0
                                             -------      --------      --------
Total fees                                   $64,258      $384,579      $112,831
                                             =======      ========      ========


         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution

Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Russell 2000 Value Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Small Company Funds Index.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                     Commencement of Operations             One Year
                         (February 13, 1995)                  Ended
                        to September 30, 1997          September 30, 1997
                        ---------------------          ------------------
Class A                        47.06%                        64.92%
Class B                        47.92%                        66.34%
Class C*                       48.29%                        70.26%
Class S*                       50.02%                        73.10%

------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                 P(1+T)n = ERV

Where:  P    =   a hypothetical initial payment of $1,000

        T    =   average annual total return

        n    =   number of years

        ERV  =   ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1997, without taking sales charges into account, were as follows:


         Class A                     47.82%
         Class B                     47.21%
         Class C*                    47.14%
         Class S*                    47.94%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the Fund's fiscal year ended September 30, 1997 and reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertains to Class S and Class C, respectively.



DOCSC\561047.3

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
COMMON STOCKS 73.5%
Basic Industries 19.4%
Chemical 1.7%
Amcol International Corp.*    ............   10,000       $   207,500
Cambrex Corp.  ...........................    6,450           300,731
Hawkins Chemical Inc.   ..................   25,100           244,725
Lilly Industrial Inc. Cl. A   ............   73,500         1,543,500
McWhorter Technologies Inc.*  ............    2,000            50,250
Mississippi Chemical Corp.    ............  301,600         5,881,200
                                                          -----------
                                                            8,227,906
                                                          -----------
Diversified 0.9%
Commercial Intertech Corp.    ............   82,800         1,511,100
Noel Group Inc.   ........................  102,000           404,813
Quixote Corp.  ...........................   10,000            88,750
Recoton Corp.*    ........................  102,900         1,466,325
Titan International Inc.   ...............   30,000           600,000
Zero Corp.  ..............................    3,300            93,431
                                                          -----------
                                                            4,164,419
                                                         ------------
Electrical Equipment 0.8%
AFC Cable Systems Inc.*    ...............    2,000            71,000
Asia Pacific Wire & Cable Corp. Ltd.*  ...  102,000         1,153,875
Channell Commercial Corp.*    ............   50,000           706,250
Compass Plastics & Technologies Inc.*  ...   96,200           877,825
Hughes Supply Inc.   .....................   12,000           362,250
LSI Industries Inc.  .....................    2,000            31,500
Methode Electronics Inc. Cl. A   .........   17,000           437,750
Overland Data Inc.*  .....................   25,000           195,312
T. B. Woods Corp.    .....................    9,000           164,250
                                                          -----------
                                                            4,000,012
                                                          -----------
Forest Product 0.2%
Gaylord Container Corp Cl. A*    .........   40,000           340,000
Gaylord Container Corp. Wts.*    .........      200             1,762
Morgan Products Ltd.*   ..................   50,500           337,719
                                                           ----------
                                                              679,481
                                                           ----------
Machinery 7.8%
ADE Corp.*  ..............................    7,000           280,875
CTB International Corp.*   ...............   42,000           661,500
DT Industries Inc.   .....................   30,000           990,000
Gleason Corp.*    ........................   16,000           440,000
Greenfield Industrial Inc.    ............   10,000           287,500
Hanover Compressor Co.*    ...............   28,400           695,800
ICF Kaiser International Inc.*   .........  260,000           682,500
Instron Corp.  ...........................   43,100           813,513
Intermet Corp.    ........................  174,700         3,057,250


----------------------------------------------------------------------
                                                           Value
                                            Shares       (Note 1)
----------------------------------------------------------------------
Machinery (cont'd)
International Comfort Products Inc.*   ...   76,300       $   538,869
ITEQ Inc.*  ..............................   48,200           671,788
JLK Direct Distribution Inc. Cl. A*    ...    7,600           227,525
Keystone Automotive Industries Inc.*   ...   33,000           697,125
Memtec Ltd. ADR   ........................  293,700        10,095,937
Miller Industries Inc.*    ...............   30,000           358,125
OmniQuip International Inc.*  ............   16,000           294,000
Penn Engineering & Manufacturing Corp.      101,700         2,834,887
Pfeiffer Vacuum Technology AG ADR*  ......    3,600           111,600
Rofin-Sinar Technologies Inc.*   .........    3,000            50,250
Specialty Equipment Companies Inc.*    ...    6,000           100,500
Sun Hydraulics Inc.  .....................    9,000           112,500
Thermadyne Holdings Corp.*    ............   62,500         1,875,000
Tokheim Corp.*    ........................  344,300         5,680,950
Varlen Corp.   ...........................   48,000         1,896,000
Wolverine Tube Inc.*    ..................  112,600         3,532,825
                                                          ------------
                                                           36,986,819
                                                          ------------
Metal & Mining 4.7%
Carbide / Graphite Group Inc.*   .........   48,000         1,632,000
Chase Industries Inc.*  ..................   53,400         1,535,250
Citation Corp.*   ........................    1,000            19,250
Commonwealth Industries Inc.  ............  161,000         3,099,250
Easco Inc.  ..............................   61,700           755,825
Global Industrial Technologies Inc.*   ...  110,000         2,275,625
Huntco Inc. Cl. A    .....................   13,000           186,062
Interlake Corp.*  ........................   25,000           160,938
Keystone Consolidated Industries Inc.*       10,197           142,758
Metals USA Inc.*  ........................   28,000           432,250
N.N. Ball and Roller Inc.  ...............   32,300           371,450
NS Group Inc.*    ........................   60,000         1,942,500
Ryerson Tull Inc. Cl. A*   ...............   96,700         1,565,331
Shaw Group Inc.*  ........................    3,000            65,813
Special Metals Corp.*   ..................   23,400           438,750
Webco Industries Inc.*  ..................   49,500           396,000
Wyman-Gordon Co.*    .....................  285,200         7,486,500
                                                          ------------
                                                           22,505,552
                                                          ------------
Railroad 2.9%
ABC Rail Products Corp.*   ...............   22,000           401,500
Genesee & Wyoming Inc. Cl. A*    .........   89,100         2,817,787
Johnstown America Industries Inc.*  ......  114,000           976,125
OMI Corp.   ..............................  445,000         5,562,500
RailTex Inc.*  ...........................   38,000           646,000
Tranz Rail Holdings Ltd. ADR  ............  206,000         3,399,000
                                                          ------------
                                                           13,802,912
                                                          ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Truckers 0.4%
Central Transport Rental Group PLC ADR*    1,321,800      $   908,738
Smithway Motor Xpress Corp. Cl. A*  ......    20,000          280,000
Trailer Bridge Inc.*    ..................    54,900          727,425
                                                          ------------
                                                            1,916,163
                                                          ------------
Total Basic Industries   ...........................       92,283,264
                                                          ------------
Consumer Cyclical 18.8%
Airline 0.4%
America West Holding Corp. Cl. B*   ......   100,000        1,456,250
Ryanair Holdings PLC ADR*  ...............     9,900          297,464
                                                          ------------
                                                            1,753,714
                                                          ------------
Automotive 7.8%
Aftermarket Technology Corp.*    .........     5,000          118,750
Borg-Warner Automotive Inc.   ............    50,000        2,843,750
Collins & Aikman Corp.*    ...............    40,000          440,000
Control Devices Inc.*   ..................   102,100        1,531,500
Defiance Inc.  ...........................   132,000          957,000
Excel Industries Inc.   ..................   407,600        8,126,525
Exide Corp.    ...........................   767,100       17,403,581
Federal-Mogul Corp.  .....................     3,000          111,375
Lund International Holdings Inc.*   ......    21,000          296,625
Motorcar Parts & Accessories Inc.*  ......     4,000           80,750
Simpson Industries Inc.    ...............   338,000        3,908,125
Strattec Security Corp.*   ...............     1,000           27,813
TransPro Inc.  ...........................    88,700          964,612
Wescast Industries Inc. Cl. A    .........     5,000          166,016
                                                          ------------
                                                           36,976,422
                                                          ------------
Building 2.9%
Belmont Homes Inc.*  .....................     3,000           24,188
Cameron Ashley Inc.*    ..................     7,000          127,750
Castle & Cooke Inc.*    ..................    28,000          549,500
Centex Construction Products Inc.   ......    14,500          429,563
Dal-Tile International Inc.*  ............    43,000          645,000
Dayton Superior Corp. Cl. A*  ............    18,000          342,000
Hospitality Worldwide Services Inc.*   ...    20,000          262,500
Interface Inc. Cl. A    ..................    85,000        2,475,625
Kevco Inc.*    ...........................   181,900        2,251,012
Morrison Knudsen Corp.*    ...............    25,000          303,125
Nobility Homes Inc.*    ..................     5,000           66,250
Nortek Inc.*   ...........................    84,800        2,199,500
Shelby Williams Industries Inc.  .........    20,000          396,250
Simpson Manufacturing Inc.*   ............     4,000          167,500
Stimsonite Corp.*    .....................    80,000          520,000
Triangle Pacific Corp.*    ...............    88,000        3,058,000
                                                          ------------
                                                           13,817,763
                                                          ------------


                                                            Value
                                            Shares        (Note 1)
                                           -----------  -------------
Hotel & Restaurant 1.5%
Casino America Inc.*    ..................     7,000      $    24,281
Il Fornaio Corp.*    .....................    24,000          366,000
Primadonna Resorts Inc.*   ...............   207,000        3,726,000
Silverleaf Resorts Inc.*   ...............    45,000        1,029,375
Station Casinos Inc.*   ..................    49,000          398,125
Total Entertainment Restaurant Corp.*  ...    20,000          157,500
Trendwest Resorts Inc.*    ...............    48,000        1,128,000
Trump Hotels & Casino Resorts Inc.*    ...    20,000          206,250
Vistana Inc.*  ...........................    15,000          322,500
                                                          ------------
                                                            7,358,031
                                                          ------------
Photography 0.1%
CPI Corp.   ..............................    14,600          372,300
                                                          ------------
Recreation 2.3%
Alliance Gaming Corp.*  ..................    30,000          198,750
AMC Entertainment Inc.*    ...............     1,000           19,875
Bacou USA Inc.*   ........................    56,500          988,750
Cineplex Odeon Corp.*   ..................    20,000           36,250
HMG Worldwide Corp.*    ..................    22,000           26,125
HSN Inc.*   ..............................     1,000           40,625
Lewis Galoob Toys Inc.*    ...............    26,000          383,500
Panavision Inc.*  ........................    43,200          901,800
Polaris Industries Inc.    ...............    45,000        1,324,687
Racing Champions Corp.*    ...............     5,000           59,375
Rawlings Sporting Goods Co.*  ............    96,700          954,913
Rockshox Inc.*    ........................     1,000           14,250
Safety First Inc.*   .....................       500            2,656
Steinway Musical Instruments Inc.*  ......   216,700        5,200,800
Sturm Ruger & Company Inc.    ............    48,000          909,000
Travel Services International Inc.*    ...     1,400           29,050
                                                          ------------
                                                           11,090,406
                                                          ------------
Retail Trade 2.6%
Acorn Products Inc.*    ..................    53,800          860,800
Big Dog Holdings Inc.*  ..................    22,000          308,000
Chromcraft Revington Inc.*    ............       200            6,125
Cole National Corp. Cl. A*    ............    63,000        2,618,437
DSI Toys Inc.*    ........................    55,000          515,625
Finlay Enterprises Inc.*   ...............    10,000          192,500
Footstar Inc.*    ........................    43,700        1,177,169
Friedman's Inc Cl. A*   ..................    37,200          627,750
Hanover Direct Inc.*    ..................    20,000           33,750
Hibbett Sporting Goods Inc.*  ............     3,000           83,625
Krause's Furniture Inc.*   ...............     9,200           26,163
Little Switzerland Inc.*   ...............     8,000           53,000
Mark Brothers Jewelers Inc.*  ............   150,000        2,100,000
RDO Equipment Co. Cl. A*   ...............    73,100        1,681,300
Stage Stores Inc.*   .....................    22,000          948,750

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------



----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Retail Trade (cont'd)
TBC Corp.* ..............................   40,000        $   377,500
Winsloew Furniture Inc.*  ...............   20,000            310,000
York Group Inc.  ........................    4,000             87,000
Zale Corp.*   ...........................    8,500            220,469
                                                          ------------
                                                           12,227,963
                                                          ------------
Textile & Apparel 1.2%
Chic By HIS Inc.*   .....................   36,000            254,250
Childrens Place Retail Stores Inc.*   ...   47,000            681,500
Hirsch International Corp. Cl. A*  ......   47,700            843,694
Marisa Christina Inc.* ..................   10,000             70,000
Novel Denim Holdings Ltd.*   ............   12,600            340,200
Oshkosh B' Gosh Inc. Cl. A   ............   79,300          2,071,712
Tefron Ltd.*  ...........................   73,300          1,466,000
                                                          ------------
                                                            5,727,356
                                                          ------------
Total Consumer Cyclical  ........................          89,323,955
                                                          ------------
Consumer Staple 15.3%
Business Service 6.1%
Amerco* .................................  148,700          4,535,350
American Pad & Paper Co.* ...............   20,000            248,750
American Residential Services Inc.*   ...   63,000          1,106,437
Aris Corp.*   ...........................    1,100             23,375
BioReliance Corp.*  .....................   37,200            976,500
Bridgestreet Accommodations Inc.*  ......   34,000            391,000
Carriage Services, Inc. Cl. A*  .........   14,000            245,000
Comfort Systems USA Inc.* ...............   89,000          1,702,125
CorporateFamily Solutions Inc.* .........   18,900            318,938
Data Documents Inc.*   ..................  127,900          2,701,887
Edutrek International Inc. Cl. A*  ......   29,100            774,787
Envirosource Inc.*  .....................  271,200            694,950
Firearms Training Systems Inc. Cl. A* ...  310,000          1,937,500
Hagler Bailly Inc.* .....................   12,000            304,500
Industrial Distribution Group Inc.*   ...   24,300            510,300
Integrated Systems Consulting Group*  ...   37,000            420,875
International Total Services Inc.* ......  180,400          2,751,100
Jackson Hewitt Inc.*   ..................   44,000          1,683,000
Kendle International Inc.*   ............   63,600          1,192,500
Lamar Advertising Co. Cl. A* ............    2,700             82,688
Melita International Corp.*  ............   30,000            352,500
OrthAlliance Inc. Cl. A*  ...............    9,700            143,075
Pameco Corp.* ...........................   11,100            197,025
Pierce Leahy Corp.* .....................   45,000          1,220,625
ProBusiness Services Inc.*   ............    6,900            131,963
ProMedCo Management Co.*  ...............   70,000            735,000
Protection One Inc.*   ..................   47,000            860,687
RCM Technologies Inc.* ..................   35,500            572,438


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Business Service (cont'd)
Right Management Consultants Inc.* ......   70,900        $   726,725
Staffing Resources Inc.*  ...............    6,500             58,500
Todd-AO Corp. ...........................   13,500            150,188
Vestcom International Inc.*  ............   37,100            742,000
Waste Industries Inc.* ..................   15,500            371,031
Waterlink Inc.*  ........................   10,000            187,500
                                                          ------------
                                                           29,050,819
                                                          ------------
Container 1.3%
Bway Corp.*   ...........................    9,000            191,250
Gundle/SLT Environmental Inc.*  .........   88,100            495,562
Home Products International Inc.*  ......   38,000            555,750
Intertape Polymer Group Inc. ............   24,000            582,000
Ivex Packaging Corp.*  ..................  110,200          1,763,200
Rock Tennessee Co. Cl. A  ...............   36,950            736,691
Sealright Company Inc.*   ...............    3,000             39,375
Shorewood Packaging Corp.*   ............   65,000          1,551,875
Silgan Holdings Inc.*  ..................    6,000            240,000
U.S. Can Corp.*  ........................   12,900            214,463
                                                          ------------
                                                            6,370,166
                                                          ------------
Drug 0.2%
Chirex Inc.*  ...........................   20,000            510,000
ImmuLogic Pharmaceutical Corp.* .........   22,000             72,875
Martek Biosciences Corp.* ...............   14,000            210,000
Unigene Labs Inc.*  .....................   15,000             57,188
                                                          ------------
                                                              850,063
                                                          ------------
Food & Beverage 0.8%
Authentic Specialty Foods Inc.* .........  140,000          1,347,500
BJ's Wholesale Club Inc.* ...............   23,000            671,313
Coca-Cola Bottling Co. ..................    2,500            143,750
Darling International Inc.*  ............   23,600            678,500
Garden Fresh Restaurant Corp.*  .........    7,000            103,250
Northland Cranberries Inc. Cl. A   ......   15,000            281,250
Robert Mondavi Corp. Cl. A*  ............    1,000             54,750
Star Buffet Inc.*   .....................   27,400            431,550
                                                          ------------
                                                            3,711,863
                                                          ------------
Hospital Supply 1.4%
Arrow International Inc.  ...............   20,000            662,500
Centennial Healthcare Corp.* ............   21,000            483,000
Circon Corp.* ...........................   20,000            312,500
CN Biosciences Inc.*   ..................   33,000            775,500
Fusion Medical Technologies Inc.*  ......    3,000             15,750
General Surgical Innovations Inc.* ......    1,500              6,188
Healthplan Services Corp. ...............   20,794            439,273
Hyseq Inc.*   ...........................   13,000            258,375
Invivo Corp.* ...........................  165,000          1,144,687

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Hospital Supply (cont'd)
Lunar Corp.*  ...........................   70,000     $    1,338,750
SeaMed Corp.* ...........................   11,000            204,875
Sunrise Medical Inc.*  ..................    1,000             15,625
Trigon Healthcare Inc.*   ...............   20,000            496,250
Urohealth Systems Inc. Cl. A*   .........   25,200            144,900
Vista Medical Technologies Inc.*   ......   39,000            580,125
                                                          ------------
                                                            6,878,298
                                                          ------------
Personal Care 1.3%
Bush Boake Allen Inc.* ..................   35,000          1,163,750
Carson Inc. Cl. A*  .....................   45,000            486,562
Castle Dental Centers Inc.*  ............    8,100            113,400
Cooper Companies Inc.* ..................    1,000             36,750
First Brands Corp.  .....................   80,000          2,140,000
Monarch Dental Corp.*  ..................   35,000            752,500
Ocular Sciences Inc.*  ..................   32,000            740,000
Polymer Group Inc.* .....................   50,000            643,750
                                                          ------------
                                                            6,076,712
                                                          ------------
Printing & Publishing 2.8%
American Media Inc. Cl. A*   ............  845,200          7,184,200
Central Newspapers Inc. Cl. A   .........    3,000            222,750
Hollinger International, Inc. Cv. Pfd.     175,000          2,154,687
Journal Register Co.*  ..................   16,900            331,663
Katz Media Group Inc.* ..................   52,000            533,000
McClatchy Newspapers Inc. Cl. A .........   23,000            790,625
Pulitzer Publishing Co.   ...............   31,200          1,762,800
Valassis Communications Inc.*   .........   14,000            446,250
                                                          ------------
                                                           13,425,975
                                                          ------------
Tobacco 1.4%
800-JR. CIGAR Inc.* .....................   35,500          1,242,500
Dimon Inc. ..............................   82,000          2,050,000
Standard Commercial Corp.*   ............  198,140          3,343,612
                                                     ------------
                                                            6,636,112
                                                          ------------
Total Consumer Staple    ........................          73,000,008
                                                          ------------
Energy 5.0%
Oil 1.3%
Crystal Oil Co.* ........................    3,800            147,488
KCS Energy Inc.  ........................  105,000          3,097,500
National Energy Group Inc. Cl. A*  ......  100,000            550,000
Nuevo Energy Co.*   .....................   18,000            861,750
Pease Oil & Gas Co.*   ..................  100,000            303,125
Probe Exploration Inc.*   ...............  280,500          1,187,312
                                                          ------------
                                                            6,147,175
                                                          ------------

----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Oil Service 3.7%
American Oilfield Divers Inc.*  .........  335,200        $ 5,174,650
Atwood Oceanics Inc.*  ..................   28,100          3,164,762
Cal Dive International Inc.* ............    3,100            115,475
Daniel Industries Inc. ..................   30,000            583,125
Friede Goldman International Inc.* ......   18,300          1,098,000
Gulfmark Offshore Inc.*   ...............   28,000            966,000
Patterson Energy, Inc.*   ...............   17,464            914,677
Stolt Comex Seaway SA* ..................    4,000            250,250
TMBR / Sharp Drilling Inc.*  ............  132,600          3,580,200
UNIFAB International Inc.*   ............    7,800            255,450
UTI Energy Corp.*   .....................   39,300          1,552,350
                                                          ------------
                                                           17,654,939
                                                          ------------
Total Energy  ...........................                  23,802,114
                                                          ------------
Finance 3.4%
Bank 0.7%
AMBANC Holding Co. Inc.   ...............    6,000             96,750
Ambase Corp.* ...........................    5,000             14,650
Bank of the Ozarks Inc.*  ...............   41,400            812,475
First International Bancorp Inc.*  ......    7,000            125,563
ITLA Capital Corp.* .....................    4,000             81,000
Life Financial Corp.*  ..................   91,000          1,672,125
Meritor Savings Bank*  ..................   60,000            157,500
Net.B@nk Inc.*   ........................   18,600            197,625
Prime Bancshares Inc.* ..................    9,700            184,300
                                                          ------------
                                                            3,341,988
                                                          ------------
Financial Service 2.3%
Alliance Global Environment Fund Inc. ...   10,000            188,438
American Capital Strategies Ltd.*  ......  106,800          2,136,000
CCA Prison Realty Trust   ...............   26,500          1,000,375
Delta Financial Corp.* ..................   47,000            948,812
Gentra Inc.*  ...........................   12,000             37,423
Granite Financial Inc.*   ...............   63,200            726,800
LaSalle Partners Inc.* ..................    1,600             56,000
Matrix Capital Corp.*  ..................    5,000             81,875
Mego Financial Corp.*  ..................   18,200             81,900
MoneyGram Payment Systems Inc.* .........    6,000            107,625
New Century Financial Corp.* ............   60,000          1,023,750
Security Capital Group Inc. Cl. B* ......   97,700          3,358,437
SL Green Realty Corp.* ..................   30,600            791,775
Triad Park LLC*  ........................   10,000             12,600
Willis Lease Finance Corp.*  ............    6,000            138,750
                                                          ------------
                                                           10,690,560
                                                          ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------



----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Insurance 0.4%
Foremost Corp. ...........................   35,000     $   2,065,000
                                                         -------------
Total Finance    .................................         16,097,548
                                                        --------------
Science & Technology 10.8%
Aerospace 0.8%
Curtiss-Wright Corp. .....................   30,000         2,321,250
Doncasters PLC ADR*  .....................   22,900           687,000
First Aviation Services Inc.* ............   35,000           293,125
Rohr Industries Inc.*   ..................   14,000           433,125
                                                         -------------
                                                            3,734,500
                                                         -------------
Computer Software & Service 3.0%
Advantage Learning Systems Inc.* .........   17,800           449,450
Bell & Howell Co.*   .....................   45,000         1,459,687
Best Software Inc.*  .....................  127,200         1,704,114
Box Hill Systems Corp.* ..................   61,800         1,081,500
Computervision Corp.*   ..................    3,000            11,063
Corsair Communications Inc.*  ............   10,200           215,475
DRS Technologies Inc.*  ..................   36,500           529,250
H.T.E. Inc.*   ...........................  127,700         1,931,462
Information Management Associates Inc.*      83,900         1,027,775
Information Storage Devices Inc.*   ......    3,000            33,750
InTEST Corp.*  ...........................   66,000         1,122,000
J.D. Edwards & Co.*  .....................   51,800         1,735,300
Larscom Inc. Cl. A*  .....................    1,100            11,138
Network Solutions Inc. Cl. A* ............   17,900           389,325
Pegasus Systems Inc.*   ..................   42,000           761,250
Phoenix International Inc.*   ............    4,000            95,500
Puma Technology Inc.*   ..................   97,500           609,375
QAD Inc.*   ..............................   37,000           689,125
SeaChange International Inc.* ............      100             1,475
Template Software Inc.* ..................   11,000           143,000
TSI International Software Ltd.* .........   13,000           172,250
Walsh International Inc.*  ...............   17,000           212,500
                                                         -------------
                                                           14,385,764
                                                         -------------
Electronic Components 3.8%
Apex PC Solutions Inc.* ..................   13,000           492,375
BEI Electronics Inc. .....................  165,000         2,598,750
DeCrane Aircraft Holdings Inc.*  .........   74,000         1,359,750
Denison International PLC ADR*   .........  253,200          ,889,925
Electro Scientific Industries Inc.* ......    5,000           305,000
Fusion Systems Corp.*   ..................    1,000               875
Galileo Technology Ltd.*   ...............    9,000           297,000
Innova Corp.*  ...........................    3,300            77,963
Optek Technology Inc.*  ..................  182,600         3,446,575


----------------------------------------------------------------------
                                                            Value
                                            Shares        (Note 1)
----------------------------------------------------------------------
Electronic Components (cont'd)
Peak International Ltd.*   ...............   41,000      $    978,875
Power-One Inc.*   ........................   68,000           952,000
Reliability Inc.* ........................   33,000         1,427,250
Reptron Electronics Inc.*  ...............   65,000         1,190,312
Richey Electronics Inc.*   ...............   10,000           102,500
                                                         -------------
                                                           18,119,150
                                                         -------------
Electronic Equipment 2.7%
Aehr Test Systems Inc.* ..................    4,800            84,900
Brooks Automation Inc.* ..................   25,400           974,725
Coherent Inc.* ...........................  104,000         5,759,000
Detection Systems Inc.* ..................  112,400         2,318,250
FARO Technologies Inc.* ..................   63,400         1,038,175
Flir Systems Inc.*   .....................    7,500           149,063
Instrumentation Laboratories SPA ADR*  ...   40,000           112,500
Mackie Designs Inc.* .....................   15,000           142,500
Magnetic Technologies Corp.*  ............   70,000           334,687
Novametrix Medical Systems Inc.* .........   45,000           452,812
Pioneer-Standard Electronics Inc.   ......   17,000           292,188
Plantronics Inc.* ........................   16,000           604,000
Positron Fiber Systems Corp. Cl. A* ......   31,300           322,781
Silicon Valley Group Inc.* ...............    1,000            35,563
                                                         -------------
                                                           12,621,144
                                                         -------------
Office Equipment 0.5%
Davel Communications Group*   ............    8,000           184,000
ErgoBilt Inc.* ...........................   45,000           447,187
Exabyte Corp.* ...........................  128,000         1,408,000
Laser Power Corp.*   .....................   42,000           304,500
                                                         -------------
                                                            2,343,687
                                                         -------------
Total Science & Technology    ............                 51,204,245
                                                         -------------
Utility 0.8%
Natural Gas 0.2%
Continental Natural Gas Inc.* ............   32,700           392,400
TransTexas Gas Corp.*   ..................   32,500           520,000
                                                         -------------
                                                              912,400
                                                         -------------
Telephone 0.6%
Bell Canada International Inc*   .........   45,500           858,812
NACT Telecommunications Inc.* ............   25,000           395,313
NEXTLINK Communications Inc. Cl. A* ......   75,600         1,814,400
                                                         -------------
                                                            3,068,525
                                                         -------------
Total Utility  .......................................      3,980,925
                                                         -------------
Total Common Stocks (Cost $290,434,166)...............    349,692,059
                                                         -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Principal     Maturity         Value
                                       Amount         Date          (Note 1)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES 0.1%
System Software Associates
  Inc. Cv. Sub. Note, 7.00%   ...... $   300,000    9/15/2002      $     332,250
                                                                   -------------
Total Fixed Income Securities (Cost $300,000)   ...............          332,250
                                                                   -------------
SHORT-TERM OBLIGATIONS 28.5%
American Express Credit Corp.,
  5.60%  ...........................   6,600,000   10/01/1997          6,600,000
American Express Credit Corp.,
  5.54%  ...........................   5,454,000   10/07/1997          5,454,000
American Express Credit Corp.,
  5.50%  ...........................  10,000,000   10/10/1997         10,000,000
Bell Atlantic Financial Services
  Inc., 5.52%  .....................   5,511,000   10/06/1997          5,506,775
Beneficial Corp., 5.52%    .........   8,069,000   10/24/1997          8,069,000
Commercial Credit Co., 5.50%   .      19,460,000   10/03/1997         19,460,000
Ford Motor Credit Co., 5.51%   .       5,000,000   10/06/1997          5,000,000
Ford Motor Credit Co., 5.52%   .       6,000,000   10/07/1997          6,000,000
Ford Motor Credit Co., 5.51%   .       9,000,000   10/15/1997          9,000,000
General Electric Capital Corp.,
  5.52%  ...........................   9,806,000   10/20/1997          9,806,000
General Electric Capital Corp.,
  5.53%  ...........................   6,857,000   10/24/1997          6,857,000
Household Finance Corp.,
  5.51%  ...........................  14,033,000   10/08/1997         14,033,000
John Deere Capital Corp.,
  5.51%  ...........................   8,521,000   10/02/1997          8,521,000
John Deere Capital Corp.,
  5.49%  ...........................   8,514,000   10/09/1997          8,514,000
Toys R Us Inc., 5.48%   ............   2,885,000   10/10/1997          2,881,047
Walt Disney Co., 5.47%  ............  10,000,000   10/02/1997          9,998,481
                                                                   -------------
Total Short-Term Obligations (Cost $135,700,303)   ............      135,700,303
                                                                   -------------
Total Investments (Cost $426,434,469)--102.1%   ...............      485,724,612
Cash and Other Assets, Less Liabilities--(2.1%)    ............      (10,270,000)
                                                                   -------------
Net Assets--100.0%   ..........................................    $ 475,454,612
                                                                   =============



-------------------------------------------------------------------------------
Federal Income Tax Information:
At September 30 1997, the net unrealized appreciation
   of investments based on cost for Federal income tax
   purposes of $426,523,579 was as follows:
Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value over
   tax cost                                                        $ 61,386,319

Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over valu                                                          (2,185,286)
                                                                    ------------
                                                                   $ 59,201,033
                                                                    ============

-------------------------------------------------------------------------------
*Nonincome-producing securities.


 ADR stands for American Depositary Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1997


Assets
Investments, at value (Cost $426,434,469) (Note 1)   ............   $485,724,612
Cash    .........................................................         81,486
Receivable for fund shares sold    ..............................     10,491,205
Receivable for securities sold  .................................        409,114
Dividends and interest receivable  ..............................        271,527
Deferred organization costs and other assets (Note 1)                     37,004
                                                                    -------------
                                                                     497,014,948
Liabilities
Payable for securities purchased   ..............................     20,687,805
Accrued management fee (Note 2)    ..............................        278,020
Payable for fund shares redeemed   ..............................        263,692
Accrued distribution and service fees (Note 5)    ...............        236,922
Accrued transfer agent and shareholder services
  (Note 2)    ...................................................         11,230
Accrued trustees' fees (Note 2)    ..............................          9,275
Other accrued expenses    .......................................         73,392
                                                                    -------------
                                                                      21,560,336
                                                                    -------------
Net Assets                                                          $475,454,612
                                                                    =============
Net Assets consist of:
 Unrealized appreciation of investments  ........................   $ 59,290,143
 Accumulated net realized gain  .................................      4,156,803
 Shares of beneficial interest  .................................    412,007,666
                                                                    -------------
                                                                    $475,454,612
                                                                    =============
Net Asset Value and redemption price per share of
  Class A shares ($157,853,458 [divided by] 7,621,324 shares of
  beneficial interest)    .......................................         $20.71
                                                                          ======
Maximum Offering Price per share of Class A shares
  ($20.71 [divided by] .955) ....................................         $21.69
                                                                          ======
Net Asset  Value and  offering  price per share of Class
  B shares $235,938,105 [divided by] 11,606,420 shares of
  beneficial interest)*   .......................................         $20.33
                                                                          ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($14,542,027 [divided by]
  697,968 shares of beneficial interest)   ......................         $20.83
                                                                          ======
Net Asset  Value and  offering  price  per share of Class
  D shares ($67,121,022 [divided by] 3,302,603 shares of
  beneficial interest)*   .......................................         $20.32
                                                                          ======

-------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 1997

Investment Income
Dividends, net of foreign taxes of $101 ..................           $  212,366
Interest  ................................................            1,052,808
                                                                     -----------
                                                                      1,265,174
Expenses
Management fee (Note 2)  .................................              726,266
Custodian fee   ..........................................              121,027
Transfer agent and shareholder services (Note 2)    ......               55,656
Service fee--Class A (Note 5)  ...........................               64,258
Distribution and service fees--Class B (Note 5)  .........              384,579
Distribution and service fees--Class D (Note 5)  .........              112,831
Registration fees  .......................................               88,786
Reports to shareholders  .................................               18,630
Trustees' fees (Note 2)  .................................               17,094
Audit fee    .............................................               16,698
Amortization of organization costs (Note 1)   ............               14,595
Legal fees   .............................................                6,906
Miscellaneous   ..........................................                6,613
                                                                     -----------
                                                                      1,633,939
Expenses borne by the Distributor (Note 3)    ............             (135,389)
                                                                     -----------
                                                                      1,498,550
                                                                     -----------
Net investment loss   ....................................             (233,376)
                                                                     -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)    ......            4,589,402
Net unrealized appreciation of investments    ............           57,978,769
                                                                     -----------
Net gain on investments  .................................           62,568,171
                                                                     -----------
Net increase in net assets resulting from operations   .            $62,334,795
                                                                     ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        Year ended September 30
                                     ------------------------------
                                         1997            1996
                                     --------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss   ............   $  (233,376)      $  (38,012)
Net realized gain on investments       4,589,402        1,978,638
Net unrealized appreciation of
  investments   ..................    57,978,769          774,969
                                     ------------      ----------
Net increase resulting from
  operations    ..................    62,334,795        2,715,595
                                     ------------      ----------
Dividend from net investment income:
 Class A  ........................            --          (46,536)
 Class B  ........................            --             (430)
 Class C  ........................            --           (1,112)
 Class D  ........................            --             (430)
                                     ------------      ----------
                                              --          (48,508)
                                     ------------      ----------
Distributions from net realized gains:
 Class A  ........................      (275,192)        (259,563)
 Class B  ........................       (38,226)          (5,268)
 Class C  ........................    (1,776,578)          (5,268)
 Class D  ........................       (38,226)          (5,268)
                                     ------------      ----------
                                      (2,128,222)        (275,367)
                                     ------------      ----------
Net increase from fund share
 transactions (Note 7)   .........   406,056,397          668,649
                                     ------------      ----------
Total increase in net assets   ...   466,262,970        3,060,369
Net Assets
Beginning of year  ...............     9,191,642        6,131,273
                                     ------------      ----------
End of year  .....................   $475,454,612      $9,191,642
                                     ============      ==========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

Note 1

State Street Research Aurora Fund, formerly State Street Research Small Capitalization Value Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Aurora Fund, State Street Research Emerging Growth Fund and State Street Research Capital Fund.

The investment objective of the Fund is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of small capitalization companies which are trading at prices believed to be below the true values of such securities.

The Fund is authorized to issue four classes of shares. Effective November 5, 1997, the Fund discontinued offering all four classes of shares. Class A share are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of the eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declared separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Securities transactions are


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.


B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time period.


C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended September 30, 1997, the Fund has designated as long-term $290,046 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 1997, the fees pursuant to such agreement amounted to $726,266.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), and indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1997, the amount of such expenses was $39,592.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,094 during the year ended September 30, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $135,389.

Note 4
For the year ended September 30, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $297,321,594 and $19,001,368, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1997, fees pursuant to such plan amounted to $64,258, $384,579, and $112,831 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $314,023 and $312,224, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $784,669 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $8,896 and $3,376 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6
The Trustees declared a distribution of all capital gains realized during the year ended September 30, 1997, (approximately $.13 short-term and $.02 long-term per share), payable October 31, 1997 to shareholders of record on October 30, 1997.

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1997, the Adviser owned one share of each of Class A, Class B, Class C and Class D shares and Metropolitan owned 19,510 Class A shares, 13,884 Class B shares, 636,481 Class C shares and 13,884 Class D shares of the Fund.

Share transactions were as follows:






                                                                             Year ended September 30
                                                                         -------------------------------
                                                                                      1997
                                                                         -------------------------------
Class A                                                                       Shares          Amount
------------------------------------------------------------------------ -------------- ----------------
Shares sold    .........................................................   7,718,462     $141,142,332
Issued upon reinvestment of:
 Distributions from net realized gains    ..............................      20,767          275,171
 Dividend from net investment income   .................................          --               --
Shares repurchased   ...................................................    (191,210)      (3,448,807)
                                                                          ----------     ------------
Net increase (decrease)    .............................................   7,548,019     $137,968,696
                                                                          ==========     ============
Class B                                                                     Shares          Amount
-----------------------------------------------------------------------   ---------      ------------
Shares sold    .........................................................  11,670,966     $208,229,024
Issued upon reinvestment of distributions from net realized gains ......       2,920           38,204
Shares repurchased   ...................................................     (78,457)      (1,385,012)
                                                                          ----------     ------------
Net increase   .........................................................  11,595,429     $206,882,216
                                                                          ==========     ============
Class C                                                                     Shares          Amount
-----------------------------------------------------------------------  ---------      ------------
Shares sold    .........................................................      68,257     $  1,187,984
Issued upon reinvestment of distributions from net realized gains ......     133,575        1,776,556
Shares repurchased   ...................................................     (14,394)        (233,957)
                                                                          ----------     ------------
Net increase   .........................................................     187,438     $  2,730,583
                                                                          ==========     ============
Class D                                                                     Shares          Amount
-----------------------------------------------------------------------  ---------      ------------
Shares sold    .........................................................   3,388,937     $ 60,155,313
Issued upon reinvestment of distributions from net realized gains ......       2,921           38,204
Shares repurchased   ...................................................    (100,246)      (1,718,615)
                                                                          ----------     ------------
Net increase   .........................................................   3,291,612     $ 58,474,902
                                                                          ==========     ============



                                                                                     1996
                                                                         -----------------------------
Class A                                                                     Shares           Amount
------------------------------------------------------------------------ ------------- ---------------
Shares sold    .........................................................     32,682     $    424,234
Issued upon reinvestment of:
 Distributions from net realized gains    ..............................     24,487          259,562
 Dividend from net investment income   .................................        211            2,242
Shares repurchased   ...................................................   (503,526)      (5,963,085)
                                                                          ---------     ------------
Net increase (decrease)    .............................................   (446,146)    $ (5,277,047)
                                                                          =========     ============
Class B                                                                     Shares         Amount
-----------------------------------------------------------------------   ---------     ------------
Shares sold    .........................................................         --     $         --
Issued upon reinvestment of distributions from net realized gains ......        498            5,265
Shares repurchased   ...................................................         --               --
                                                                          ---------    ------------
Net increase   .........................................................        498     $      5,265
                                                                          =========     ============
Class C                                                                     Shares         Amount
-----------------------------------------------------------------------   ---------     ------------
Shares sold    .........................................................    499,540     $  5,929,901
Issued upon reinvestment of distributions from net realized gains ......        497            5,265
Shares repurchased   ...................................................         --               --
                                                                          ---------     ------------
Net increase   .........................................................    500,037     $  5,935,166
                                                                          =========     ============
Class D                                                                     Shares         Amount
-----------------------------------------------------------------------   ---------     ------------
Shares sold    .........................................................         --     $         --
Issued upon reinvestment of distributions from net realized gains ......        498            5,265
Shares repurchased   ...................................................         --               --
                                                                          ---------     ------------
Net increase   .........................................................        498     $      5,265
                                                                          =========     ============

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                      Class A
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                               1997**          1996**           1995***
                                                               ------------    ------------     -------------
Net asset value, beginning of year                            $      15.14     $      11.13     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)*                                         0.03            (0.06)            0.07
Net realized and unrealized gain on investments                       9.02             4.66             1.51
                                                              ------------     ------------     ------------
  Total from investment operations                                    9.05             4.60             1.58
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.09)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.59)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.71     $      15.14     $      11.13
                                                              ============     ============     ============
Total return                                                         72.70%+          43.63%+          16.54%++
Net assets at end of year (000s)                              $    157,853     $      1,110     $      5,782
Ratio of operating expenses to average net assets*                    1.34%            1.45%            1.45%#
Ratio of net investment income (loss) to average net assets*          0.17%           (0.56)%           1.05%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                  $       0.02     $       0.32     $       0.15



                                                                                      Class B
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                              1997**           1996**           1995***
                                                              ------------     ------------     ------------
Net asset value, beginning of year                            $      15.02     $      11.08     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)*                                        (0.09)           (0.17)            0.02
Net realized and unrealized gain on investments                       8.88             4.65              .51
                                                              ------------     ------------     ------------
  Total from investment operations                                    8.79             4.48             1.53
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.04)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.54)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.33     $      15.02     $      11.08
                                                              ============     ============     ============
Total return                                                         71.34%+          42.52%+          16.02%++
Net assets at end of year (000s)                              $    235,938     $        165     $        116
Ratio of operating expenses to average net assets*                    2.08%            2.20%            2.20%#
Ratio of net investment income (loss) to average net assets*         (0.55)%          (1.38)%           0.32%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                  $       0.01     $       0.32     $       0.15


                                                                                      Class C
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                               1997**          1996**          1995***
                                                               ------------    ------------    -------------
Net asset value, beginning of year                            $      15.18     $      11.15     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)                                         (0.00)           (0.06)            0.09
Net realized and unrealized gain on investments                       9.13             4.70             1.51
                                                              ------------     ------------     ------------
  Total from investment operations                                    9.13             4.64             1.60
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.11)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.61)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.83     $      15.18     $      11.15
                                                              ============     ============     ============
Total return                                                         73.10%+          43.95%+          16.75%+
Net assets at end of year (000s)                              $     14,542     $      7,752     $        117
Ratio of operating expenses to average net assets*                    1.16%            1.20%            1.20%#
Ratio of net investment income (loss) to average net assets*         (0.02)%          (0.43)%           1.32%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) .                                $       0.12     $       0.32     $       0.15



                                                                                      Class D
                                                               ---------------------------------------------
                                                                              Year ended September 30
                                                               ---------------------------------------------
                                                               1997**          1996**          1995***
                                                              ------------     ------------    -------------
Net asset value, beginning of year                            $      15.02     $      11.08     $       9.55
                                                              ------------     ------------     ------------
Net investment income (loss)                                         (0.09)           (0.17)            0.02
Net realized and unrealized gain on investments                       8.87             4.65             1.51
                                                              ------------     ------------     ------------
  Total from investment operations                                    8.78             4.48             1.53
                                                              ------------     ------------     ------------
Dividend from net investment income                                     --            (0.04)              --
Distributions from net realized gains                                (3.48)           (0.50)              --
                                                              ------------     ------------     ------------
  Total distributions                                                (3.48)           (0.54)              --
                                                              ------------     ------------     ------------
Net asset value, end of year                                  $      20.32     $      15.02     $      11.08
                                                              ============     ============     ============
Total return                                                         71.26%+          42.52%+          16.02%++
Net assets at end of year (000s)                              $     67,121     $        165     $        116
Ratio of operating expenses to average net assets*                    2.09%            2.20%            2.20%#
Ratio of net investment income (loss) to average net assets*         (0.58)%          (1.38)%           0.32%#
Portfolio turnover rate                                              25.03%          124.79%           47.34%
Average commission rate @                                     $     0.0154     $     0.0174               --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) .                                $       0.01     $       0.32     $       0.15

--------------------------------------------------------------------------------
       #  Annualized.
      ** Per-share figures have been calculated using the average shares method.
     ***  February 13, 1995 (commencement of operations) to September 30, 1995.
       + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund' expenses.
      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      @ Average commission rate per share paid for security trades beginning with the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Capital Trust and Shareholders of State Street Research Aurora Fund (formerly State Street Research Small Capitalization Value Fund):

We have audited the accompanying statement of assets and liabilities of State Street Research Aurora Fund, formerly State Street Research Small Capitalization Value Fund, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Aurora Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    /s/ Coopers & Lybrand L.L.P.
                                                        Coopers & Lybrand L.L.P.


Boston, Massachusetts
November 7, 1997

STATE STREET RESEARCH AURORA FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Aurora Fund provided shareholders with superior returns for the year ending September 30, 1997. Class A shares returned +72.70% [without sales charge]. That was significantly higher than its peer group, the Lipper small company fund average, which was up 29.79%. It was also well above the Fund's benchmark, the Russell 2000 Value Index, which gained 42.54% for the period.

Aurora Fund seeks high total return primarily through capital appreciation by investing in small companies that are undervalued or special situations. The manager's strategy is to look for a combination of relatively low valuation and aggressive upside potential. Company visits, when possible, and communication with management are the manager's primary research tools.

In general, large company stocks outperformed small company stocks during the first half of the year. Small stocks came back stronger in the second half of the year. The Fund benefited from stock selection in a wide range of sectors and the manager's emphasis on his largest positions. Of the approximately 300 stocks in the portfolio, the top 10 holdings account for 17% of the Fund's assets.

The Fund ended the year with 26% in cash, the result of an extraordinary inflow of assets near the end of the period.

September 30, 1997

The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Russell 2000 Value Index contains those securities within the Russell 2000 Index with a less than average growth orientation. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

[Line charts]


Class A Shares

  Average Annual Total Return
1 Year       Life of Fund
64.92%       47.06%

         Aurora Fund          S&P 500
2/95      9,550                10,000
9/95     11,130                12,425
9/96     15,986                14,949
9/97     27,606                20,993


Class B Shares

  Average Annual Total Return
1 Year       Life of Fund
66.34%       47.92%

         Aurora Fund          S&P 500
2/95     10,000                10,000
9/95     11,602                12,425
9/96     16,135                14,949
9/97     28,032                20,993


Class C Shares

  Average Annual Total Return
1 Year       Life of Fund
73.10%       50.02%

         Aurora Fund          S&P 500
2/95     10,000                10,000
9/95     11,675                12,425
9/96     16,806                14,949
9/97     29,092                20,993


Class D Shares

  Average Annual Total Return
1 Year       Life of Fund
70.26%       48.29%

         Aurora Fund          S&P 500
2/95     10,000                10,000
9/95     11,602                12,425
9/96     16,535                14,949
9/97     28,318                20,993


=============================================